As filed with the U.S. Securities and Exchange Commission on June 11, 2018

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10319

USA Mutuals

(Exact name of registrant as specified in charter)

700 N. Pearl Street, Suite 900

Dallas, Texas 75201

(Address of principal executive offices) (Zip code)

Emily R. Enslow

U.S. Bancorp Fund Services, LLC

615 E. Michigan Street, 2nd Floor

Milwaukee, WI 53202

(Name and address of agent for service)

(414) 765-6872

Registrant’s telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2018

Item 1.  Reports to Stockholders.

USA Mutuals Vice Fund

Institutional Class Shares (VICVX)

Investor Class Shares (VICEX)

Class A Shares (VICAX)

Class C Shares (VICCX)

USA Mutuals Navigator Fund

Institutional Class Shares (UNAVX)

USA Mutuals/WaveFront Hedged Quantamental Opportunities Fund

Institutional Class Shares (QUANX)

Annual Report

March 31, 2018

USA Mutuals Advisors, Inc.

Plaza of the Americas

700 North Pearl Street

Suite 900

Dallas, Texas 75201

Phone: 1-866-264-8783

Web:     www.USAMutuals.com

LETTERS TO SHAREHOLDERS

USA Mutuals Vice Fund

Dear Shareholder:

We write this letter to inform you of the economic conditions and Vice Fund performance experience during the past fiscal year.

Financial Conditions During Fiscal Year

During the fiscal year ended March 31, 2018, the Federal Reserve (the “Fed”) increased the benchmark Federal Funds rate three times. Indications are that there may be two more increases during the remainder of the calendar year 2018. The balance sheet of the Fed shrank in the past 12 months, falling from $4.47 trillion to $4.39 trillion. The Fed balance sheet is now 22.2% of GDP from a high of 25.7% in 2014. We expect these trends to continue as the Fed continues the process of gradually and predictably normalizing the size of the balance sheet. We view this favorably as gradual normalization ensures that there are monetary policy options available for any economic distress that may occur in the future. Meanwhile, the total debt issued by the U.S. Treasury has increased by $1.243 trillion to $21.089 trillion during the past fiscal year. Government annual deficits are not forecasted to subside in the future. Overall, economic growth continues in the U.S. with unemployment levels low and inflation picking up to targeted levels.

Historical Market Performance of the Fund

During the fiscal year ended March 31, 2018, the S&P 500 Index returned 13.99%. During the same period, all Vice Fund share classes outperformed the S&P 500 Index. The Vice Fund Investor Class (VICEX) was up 17.24%, the Vice Fund Class A (without sales charge) was up 17.27%, the Vice Fund Class C (without sales charge) was up 16.38%, and the Vice Fund Institutional Class was up 17.52%. The Vice Fund outperformed the market during the period despite not focusing on the strongest sectors during the period. The strongest performing sector during the period was Information Technology, up 27.68%. The next closest sector was Financials, up 17.99%.

Gaming was a driving force for the Vice Fund during the period, with four of the Vice Fund’s top five performing stocks overall during the past year. Wynn Macau was the top performing gaming stock, up 86%. Galaxy Entertainment, Wynn Resorts, and Melco Resorts rounded out the top performers in the gaming space. The Chinese positions continue to build based on expanding visitors and new casino openings. Aerospace Defense had the Vice Fund’s top performing stock in the period with Boeing returning 90% in the period. Conversely, Tobacco names trailed the portfolio with five of the six worst performing stocks as FDA oversight of nicotine pressured shares. Imperial Brands was the worst performing stock in the period as disruptions in emerging markets exacerbated the issues of the sector.

Economic Outlook

Looking at specific regions we believe that there is a broad outlook for continued strength in regional markets.

•

The European Union expects to see another year of real GDP growth at 2.3% with reasonable inflation at 1.7% as the Central Bank’s ultra-easy policy remains in place. Unemployment continues to trend downwards in the region and is expected to be 7.3% in 2018.

•

The Bank of Japan signaled that it would keep a steady policy as we move forward and removed its timeframe for achieving 2% inflation. The Bank believes the strong economic conditions will offset any concerns on inflation. Economic expansion in Japan is expected to continue at a moderate pace of 1.3% throughout 2018.

•	China’s economic growth rate continues to trend towards more sustainable long-term levels with projections for this year at 6.5%. Unemployment is expected to be at 4%.

•

In the U.S., 2018 projections for real GDP are now at 2.8%, up from our last report. Inflation continues to tick upwards but does not appear to be a concern yet as it moves towards target levels. The labor market continues to tighten, and unemployment is now projected to be 3.9% for 2018. Additional interest rate increases are expected as new Fed Chairman Jerome Powell continues the tightening process begun by Janet Yellen.

A composite outlook for the G-8 countries continues to be positive and supports the Organization for Economic Co-Operation and Development’s (OECD) last projection that the developed economies of the world are becoming more synchronized and gaining positive momentum. Domestically, we are very concerned about continued political attacks on trade and view any substantive actions to curtail or limit trade negatively. Capital expenditures in the U.S. economy continue to trend upwards and appear to be settling into a healthier, more sustainable level for long-term growth. Tightening labor markets will eventually add pressure for wage gains even with continued lower productivity gains, adding risk to inflation. Emerging markets continue to be the driving engine of global growth, and they must continue to reform policies to promote growth and investment. Overall, we remain positive in our global and domestic outlook for economic growth and will invest accordingly.

Sincerely,

USA Mutuals Advisors

USA Mutuals Navigator Fund

Dear Shareholder:

Please Note: The USA Mutuals Navigator Fund was officially launched on October 13, 2017, via the conversion of the Goldman Navigator Fund, L.P. (the “Navigator Predecessor Partnership”), a limited partnership managed by Mr. Steven Goldman, the USA Mutuals Navigator Fund’s portfolio manager, into the Institutional Class shares of the USA Mutuals Navigator Fund. The fiscal year performance of the USA Mutuals Navigator Fund noted below therefore includes performance of the Navigator Predecessor Partnership for periods before October 13, 2017, including all the expenses of the Navigator Predecessor Partnership.

During the period October 13, 2017 to March 31, 2018, the USA Mutuals Navigator Fund returned 3.02%, compared to the S&P 500 Index (the “S&P), which returned 4.36% over the same period.

As stated previously in a letter communicated to shareholders in February 2018, “the market decline was much greater than anticipated and may have been a function of a massive margin call which astonishingly led to VIX reaching 50, a level which in the past has been associated with macro events; Russian Crisis 1998, Recessions 2002 and 2008, Greece Crisis 2010, Sovereign debt concerns 2011. The narrative presently, driven by the potential for higher rates, is not as concerning on a relative basis”.

Following the recent regime of low volatility and given the recent turbulence, it would be appropriate and timely to review prior bouts of volatility and how the Navigator Fund’s investors were impacted. Beginning with the commencement of the Navigator Fund’s track record in 2002, during the two worst market declines – February 2002 to September 2002 and July 2007 to February 2009 – the S&P declined cumulatively by -79%. The Navigator Fund’s gross cumulative returns during these two time spans gained 2%. The four largest monthly declines in the S&P during these periods totaled a cumulative loss of -48%, while the Navigator Fund gained 2.22% during these periods and was higher than the S&P in three out of the four months. The average monthly decline in the S&P was -8.22%, while the Navigator Fund declined on average -1.91% for an estimated exposure ratio (i.e., the return of the Navigator Fund divided by the return of the S&P) of 23% (1.91 / 8.22= 23%). Only two times was the net exposure ratio greater than 90%; first in January 2009 when Navigator Fund declined 9.1% and then gained 12.2% four months later, and second in May 2010 where after an 8.25% decline Navigator Fund gained 14.3% over the following eight months. Two times when net exposure varied from 62% to 72% and monthly declines were greater than 4.5% were in July 2002 where, after a 5.1% decline, the Navigator Fund gained 25.9% four months later, followed by May 2012 where, after a 4.6% decline, the gain was 8.5% eight months later. Conversely, reviewing the best 20 monthly gains by the S&P, the average gain is 7.05%, compared to 5.56% for Navigator Fund net of fees (i.e., a 79% exposure, and over 100% of the gains before fees). In sum, Navigator Fund has managed to weather the market turbulence from either a monthly or quarterly perspective.

Using a correlation study going back to 1900 on the Dow Jones Industrial Average (the “Dow Jones”) and comparing the most recent downturn with similar historical downturns reveals sharply higher prices over the four and eight weeks following the downturns. Using data from 1950, there have been 15 such occurrences. With respect to the most recent downturn, just two weeks after the signal came into effect the S&P surpassed the four-week projection and very nearly the eight-week projection with an advance of 7.75%. For the record, the 11-day advance at 7.75% exceeded all other 11-day advances in this study.

The parallels between 2017 and 1964 have been discussed exhaustively in the past year and touch the eventual concerns in a tightening cycle circling around fears of a disorderly rise in market interest rates. In a slow cycle, the process tends to be lengthier before concerns surface as compared to a fast cycle. 2017 and 1964 were the only two periods when a tightening cycle lasted into the 24th month and market rates flatlined following the initial hike in rates. Market volatility in 2017 and 1964 was also similar, and both saw the S&P move higher nearly every month in the calendar year; in fact, it moved higher in 11 out of 12 months. In the following year, 1965, the S&P did decline by 10% in a month only to upright itself, moving back to new highs in a couple of months. A warranted decline in stock prices did manifest in 1966 when rates rose by 100 basis points to nearly 5%. In February, interest rates were 200 basis points lower than in 1966, while forward Price-Earnings Ratios between these two periods are somewhat similar.

A plethora of exogenous factors including news stories, tweets and White House missives were at minimum partial drivers for stock prices over the last few weeks of March. Inflationary concerns and the VIX unwinding pressures from early February ebbed while steel tariff concerns surfaced early in the month. That was followed by a gentler narrative regarding the steel tariffs, relieving the alarm perceived in the initial market swoon. The second round of tariffs centered around China, but after another bout of market jitters, fresh negotiations are now underway, easing some of these concerns. Facebook woes took hold by mid-month in March and were followed by the mishaps in A.I connected to autonomous cars on March 27 (3.32% decline in the NASDAQ 100). Following were tweets regarding Amazon on March 28th, March 29th and into the first few days of April. The overall assumption last month was that these singular news items are not “game-changing events,” although collectively these exogenous inputs have taken their toll on stock prices.

In summary, a persistent and unusual supply of news stories has triggered substantial gyrations in stock prices in the past couple of the first quarter of 2018. Part of this is the Economic Policy Uncertainty Index (“EPU Index”), which is an index to measure economic uncertainty. The EPU Index is comprised of three components; newspaper coverage, federal tax code provisions set to expire in future years and disagreement among economic forecasters as a proxy for uncertainty. The data series is compiled monthly, and the inception dates from January 1985. The other data series is the Geopolitical Risk Index (“GRI”). The GRI is compiled counting the words related to geopolitical tensions in leading international newspapers, using 11 newspapers since 1985. The data is compiled monthly, and remarkably the data on this series is available from 1899.

The GRI, based on the recent data, rose to 286 in the March 12th release, and the next update is scheduled for April 10th. GRI at mid-month rose to 286, the highest level since

March 2003, which coincided with the bear market bottom, although the level then rose to 455. Prior peaks in this indicator were 344, which occurred at the bear market bottom in October 2001 and in January 1991 at 369. In sum, historically the data has captured elevated news concerns typically after large market events and has peaked near market bottoms. The current magnitude of elevation is rare in the absence of a significant market event. The EPU Index had been tamed (although the one-year level is considered somewhat elevated) after spiking following the Presidential election. The latest reading rose to 155, the highest in a year.

The S&P has been above its 200- day moving average for roughly 440 days, the fifth-longest streak since 1950. Late note: the S&P violated this average on April 2nd. The longest previous streak ended October 10, 2014, and the S&P gained 6.40% three months later after breaking below its 200-day average. In the three other streaks greater than 400 days, the S&P also moved higher 3 months later after initially declining below the moving average and breaking the streak.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the USA Mutuals Navigator Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-264-8783.

As of March 31, 2018, the USA Mutuals Navigator Fund’s gross expense ratio was 3.16%.

USA Mutuals/WaveFront Hedged Quantamental Opportunities Fund

Dear Shareholder:

Financial Conditions During the Fiscal Year

During the fiscal year ended March 31, 2018, the S&P 500 reached new highs on an almost monthly basis. Fueled by economic momentum and a highly accommodative monetary policy, the market posted its strongest annual return (+19%) since 2013. Perhaps the biggest surprise over the last 12 months was the strength of corporate profitability, as corporate profit margins, earnings and free cash flow (a measure of how much cash a business generates after accounting for capital expenditures) generation were all at all-time highs and continued to show strong momentum as we moved into the new year. While 2018 started with a +5% gain in January off the heels of strong economic data and the confirmation of a major tax reform package, the latter part of the quarter saw a renewed bout of volatility as investors digested the possibility of rising interest rates (as a result of elevated U.S. inflation readings) along with escalating U.S.-China trade sanctions. The precipitated turbulence along with the broader decline in risk appetites saw the S&P 500 finish the first quarter with declines in both February and March; its first back-to-back negative months since third quarter of 2016.

Market Performance of the Fund

Please Note: The USA Mutuals/WaveFront Hedged Quantamental Opportunities Fund (QUANX, or the “Fund”) was officially launched on October 16, 2017, via the conversion of the BC Capital Investors, L.P. (the “Predecessor Partnership”), a limited partnership managed by WaveFront Global Asset Management Corporation, the Fund’s sub-advisor, into the Institutional Class shares of the Fund. The fiscal year performance of the Fund noted below therefore includes performance of the Predecessor Partnership for periods before October 16, 2017, including all the expenses of the Predecessor Partnership.

For the period October 16, 2017 to March 31, 2018, the Fund returned 0.58%, compared to the ICE BofA Merrill Lynch 0-3 Month U.S. T-Bill Index, which returned 0.59% over the same period.

During the fiscal year ended March 31, 2018, the Fund returned 2.13%. The Fund’s benchmarks, the ICE BofA Merrill Lynch 0-3 Month U.S. T-Bill Index and the Morningstar Long/Short Equity Category Average®, posted returns of 1.06% and 6.75%, respectively. While the largest contributor to the Fund’s underperformance over this period was its large cash position (~24% as of March 31, 2018), as the portfolio managers prudently transitioned the portfolio from its Predecessor Partnership format, successful stock selection, especially in the Consumer Discretionary sector during the fourth quarter of 2017 and the Healthcare sector during the first quarter of 2018 helped generate meaningful returns from the invested portion of the portfolio. Top recent performers in the Fund’s equity holdings included AbioMed Inc: ABMD (+55.27%), Align Technology: ALGN (+13.02%), Edwards Lifesciences: EW (+23.79%), Lululemon Athletica Inc: LULU (+17.4%) and Skechers USA Inc: SKX (+7.8%).

Looking ahead, the Fund’s largest sector weightings in Equities (as of March 31, 2018) were in Materials, Health Care Industrials, and Consumer Discretionary, while its smallest weightings were in Financials and Information Technology. Outside of Equity markets, the Fund also had meaningful net long positions in long-term government bonds and currencies.

Outlook

Despite the first quarter market consolidation, underlying broad risk-on trends remain in place, as do the fundamentals behind them; real economic growth continues to trend slightly higher in a U.S. environment of fiscal expansion. Moreover, the acceleration of growth is occurring globally. And, after decades of conditioning to buy the dips, bond yields continue to underestimate Fed inflation targets and actual GDP growth, to the tune of at least 1-2% based on historical relationships between yields and real growth rates.

Nevertheless, the first quarter was a very good illustration of the need to be more vigilant and tactical in the current environment, versus passively holding equity and fixed income investments. While the global economy is doing quite well, risk is higher whenever valuations are elevated and there are a growing set of factors that could evolve in ways that negatively impact the economy or valuations. Beyond some point, rising rates impact both asset valuations and economic activity if inflation becomes rampant. And, historically, trade wars – if one were to develop – do result in sharp economic downturns.

It is hard to think today that a trade war is a realistic threat though, given that China is the largest purchaser of U.S treasuries, and the U.S. government will have to issue somewhere around $1 trillion in additional debt for tax reform and planned infrastructure spending. However, the straight through price increases from tariffs are, by definition, inflationary and therefore negative for markets and point to higher interest rates.

While exogenous shocks and geopolitical risks, such as potential trade wars, can always pose risks, the greatest risk today for markets is simply the prospect for higher rates and a starting point of elevated valuations. This backdrop is not a prognosis for a bear market, but rather simply indicative of the need to be able to hedge as the future unfolds. While panicked selloffs are possible, a more likely scenario is simply a prolonged sideways market consolidation wherein the gap between valuations and earnings narrows on the backs of earnings growth.

Beyond the need to be prepared to hedge, the prospect of higher rates, whether from inflation or Fed policy, has additional investment implications than the risk of equity markets correcting or consolidating. With Quantitative Easing (“QE”), there have been years of broad-based equity market reflation and unprecedented intercorrelation amongst and within sectors, as QE and low rates provided broad support to all companies, regardless of their quality. However, without this support, even if there is an overall positive tone to equity markets, we believe performance dispersion should increase, as higher rates will more negatively impact companies and/or sectors with poor fundamentals or excess leverage. In turn, we believe increased dispersion should favor active investment strategies over more passive, index-based approaches.

Dynamic, liquid alternative strategies, such as those used by the Fund, seek to out-perform traditional investments during turbulent times, stemming from the basic ability to reduce exposure and even go short, to a more robust ability to diversify into multiple asset classes and regions. But beyond seeking to provide crisis alpha in turbulent times, we believe the Fund is well positioned to add value in the current environment when there are headwinds, and the wind of QE and low rates is no longer there to hide bad companies with good ones.

DISCLOSURES

Past performance does not guarantee future results.

Opinions expressed are those of USA Mutuals Advisors, Inc. and are subject to change, are not guaranteed, and should not be considered a recommendation to buy or sell any security.

This report is authorized for use when preceded or accompanied by a prospectus. Read it carefully before investing or sending money.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. For a complete list of Fund holdings, please see the Portfolio of Investments in this report.

Mutual fund investing involves risk; principal loss is possible.

The Vice Fund will concentrate its net assets in vice industries, including the alcohol beverages, tobacco, gaming and defense/aerospace industries. The Vice Fund may be subject to the risks affecting those industries, including the risk that the securities of companies within those industries will underperform due to adverse economic conditions, regulatory or legislative changes or increased competition affecting those industries, more than would a fund that invests in a wide variety of industries. The Vice Fund and USA Mutuals/WaveFront Hedged Quantamental Opportunities Fund invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Vice Fund and USA Mutuals/WaveFront Hedged Quantamental Opportunities Fund invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit and management risks, and the risk that a position could not be closed when most advantageous. Investing in derivatives could result in losing more than the amount invested. If a security sold short increases in price, the Funds may have to cover its short position at a higher price than the short sale price, resulting in a loss.

Simultaneous with the commencement of the Navigator Fund’s investment operations on October 13, 2017, the Goldman Navigator Fund, L.P., a limited partnership managed by Mr. Steven Goldman, the Navigator Fund’s portfolio manager (the “Navigator Predecessor Partnership”), converted into the Institutional Class shares of the Navigator Fund by contributing all of its assets to the Navigator Fund in exchange for Institutional Class shares of the Navigator Fund. From its inception in 2002 through 2012, the Navigator Predecessor Partnership was managed as a proprietary account of the portfolio manager, and was converted to a limited partnership in 2012. From its inception in 2002 through October 13, 2017, the Navigator Predecessor Partnership maintained investment policies, objectives, guidelines, and restrictions that were, in all material respects, equivalent to those of the Navigator Fund, and at the time of the conversion, the Navigator Predecessor Partnership was managed by the same portfolio manager as the Navigator Fund. Such portfolio manager managed the Navigator Predecessor Partnership since its inception in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Navigator Fund. The Navigator Fund’s performance for periods before October 13, 2017 is that of the Navigator Predecessor Partnership and includes the expenses of the Navigator Predecessor Partnership. The performance includes gains or losses plus income and the reinvestment of all dividends and interest. All returns reflect the deduction of all actual fees and expenses, paid by the Predecessor Partnership, without provision for state or local taxes. If the Navigator Predecessor Partnership’s performance was adjusted to reflect the projected first year expenses of the Navigator Fund, the performance for all periods would have been lower than that stated.

Simultaneous with the commencement of the USA Mutuals/WaveFront Hedged Quantamental Opportunities Fund’s investment operations on October 16, 2017, BC Capital Investors, L.P., a limited partnership managed by WaveFront Global Asset Management Corporation, the USA Mutuals/WaveFront Hedged Quantamental Opportunities Fund’s sub-advisor (the “WaveFront Predecessor Partnership”, and together with the Navigator Predecessor Partnership, the “Predecessor Partnerships”), converted into the Institutional Class shares of the USA Mutuals/WaveFront Hedged Quantamental Opportunities Fund by contributing all of its assets to the USA Mutuals/WaveFront Hedged Quantamental Opportunities Fund in exchange for Institutional Class shares of the USA Mutuals/WaveFront Hedged Quantamental Opportunities Fund. From its inception through October 16, 2017, the WaveFront Predecessor Partnership maintained investment policies, objectives, guidelines, and restrictions that were, in all material respects, equivalent to those of the USA Mutuals/WaveFront Hedged Quantamental Opportunities Fund, and at the time of the conversion, the WaveFront Predecessor Partnership was managed by the same portfolio managers as the USA Mutuals/WaveFront Hedged Quantamental Opportunities Fund and such portfolio managers managed the WaveFront Predecessor Partnership since its inception in a manner that, in all material respects, complied with the investment guidelines and restrictions of the USA Mutuals/WaveFront Hedged Quantamental Opportunities Fund. The USA Mutuals/WaveFront Hedged Quantamental Opportunities Fund’s performance for periods before October 16, 2017 is that of the WaveFront Predecessor Partnership and includes the expenses of the WaveFront Predecessor Partnership. The performance includes gains or losses plus income and the reinvestment of all dividends and interest. All returns reflect the deduction of all actual fees and expenses, paid by the WaveFront Predecessor Partnership, without provision for state or local taxes. If the WaveFront Predecessor Partnership’s performance was adjusted to reflect the projected first year expenses of the USA Mutuals/WaveFront Hedged Quantamental Opportunities Fund, the performance for all periods would have been lower than that stated.

The performance returns of the Predecessor Partnerships are audited. The Predecessor Partnerships were not registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and were not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”), which, if applicable, may have adversely affected its performance. On a going forward basis after October 13, 2017 and October 16, 2017, the Navigator Fund and USA Mutuals/WaveFront Hedged Quantamental Opportunities Fund performance, respectively, will be calculated using the standard formula set forth in rules promulgated by the SEC, which differs in certain respects from the methods used to compute total returns for the Predecessor Partnerships. Please refer to the Financial Statements section of each Fund’s SAI to review additional information regarding the Predecessor Partnerships.

Definitions:

Basis point: one hundredth of one percent.

Price-Earnings Ratio: A ratio that measures a company’s current share price relative to its per-share earnings.

S&P 500 Index: A broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

ICE BofA Merrill Lynch 3-Month U.S. T-Bill Index: An unmanaged index representative of three-month Treasury bills.

Morningstar Long-Short Equity Category: The category assigned to fund’s holdings at least 75% of their assets in both long and short positions in equities and related derivatives.

The Funds are distributed by Quasar Distributors, LLC.

EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (Class A and Class C shares only) and (2) ongoing costs, including advisory fees, distribution (12b-1) fees (Investor Class, Class A and Class C shares only) and other Fund expenses. If you purchase Class A shares of the USA Mutuals Vice Fund you will pay an initial maximum sales charge of up to 5.75% when you invest. A contingent deferred sales charge of 1.00% may be imposed on Class A share purchases of $1 million or more that are redeemed within 18 months of purchase. A 1.00% contingent deferred sales charge is imposed on Class C shares redeemed within 12 months of purchase. The Investor Class shares and Institutional Class shares do not charge a sales load. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. Individual retirement accounts (“IRAs”) will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/17 – 3/31/18) for the USA Mutuals Vice Fund, for the period from 10/13/17 to 3/31/18 for the USA Mutuals Navigator Fund, and for the period from 10/16/17 to 3/31/18 for the USA Mutuals/WaveFront Hedged Quantamental Opportunities Fund.

Actual Expenses

The first table for each Fund provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the respective line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to

EXPENSE EXAMPLE (Unaudited) (Continued)

compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads).

Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value October 1, 2017	Ending Account Value March 31, 2018	Expenses Paid During Period October 1, 2017 - March 31, 2018*	Annualized Expense Ratio
Based on Actual Fund Returns
USA Mutuals Vice Fund
Institutional Class	$1,000.00	$1,080.90	$6.43	1.24%
Investor Class	1,000.00	1,079.50	7.72	1.49
Class A	1,000.00	1,079.50	7.72	1.49
Class C	1,000.00	1,075.70	11.59	2.24

*	Expenses are equal to the Fund’s annualized expense ratio by class multiplied by the average account value over the period, multiplied by 182/365 to reflect the one half year period.

	Beginning Account Value October 1, 2017	Ending Account Value March 31, 2018	Expenses Paid During Period October 1, 2017 - March 31, 2018*	Annualized Expense Ratio
Based on Hypothetical 5% Yearly Returns
USA Mutuals Vice Fund
Institutional Class	$1,000.00	$1,018.75	$6.24	1.24%
Investor Class	1,000.00	1,017.50	7.49	1.49
Class A	1,000.00	1,017.50	7.49	1.49
Class C	1,000.00	1,013.76	11.25	2.24

*	Expenses are equal to the Fund’s annualized expense ratio by class multiplied by the average account value over the period, multiplied by 182/365 to reflect the one half year period.

EXPENSE EXAMPLE (Unaudited) (Continued)

	Beginning Account Value October 13, 2017	Ending Account Value March 31, 2018	Expenses Paid During Period October 13, 2017 - March 31, 2018*	Annualized Expense Ratio
Based on Actual Fund Returns
USA Mutuals Navigator Fund
Institutional Class	$1,000.00	$1,030.20	$9.33	1.99%

*	Expenses are equal to the Fund’s annualized expense ratio by class multiplied by the average account value over the period, multiplied by 169/365 to reflect the period.

	Beginning Account Value October 13, 2017	Ending Account Value March 31, 2018	Expenses Paid During Period October 13, 2017 - March 31, 2018*	Annualized Expense Ratio
Based on Hypothetical 5% Yearly Returns
USA Mutuals Navigator Fund
Institutional Class	$1,000.00	$1,013.94	$9.28	1.99%

*	Expenses are equal to the Fund’s annualized expense ratio by class multiplied by the average account value over the period, multiplied by 169/365 to reflect the period.

	Beginning Account Value October 16, 2017	Ending Account Value March 31, 2018	Expenses Paid During Period October 16, 2017 - March 31, 2018*	Annualized Expense Ratio
Based on Actual Fund Returns
USA Mutuals/WaveFront Hedged Quantamental Opportunities Fund
Institutional Class	$1,000.00	$1,005.80	$5.87	1.29%

*	Expenses are equal to the Fund’s annualized expense ratio by class multiplied by the average account value over the period, multiplied by 166/365 to reflect the period.

EXPENSE EXAMPLE (Unaudited) (Continued)

	Beginning Account Value October 16, 2017	Ending Account Value March 31, 2018	Expenses Paid During Period October 16, 2017 - March 31, 2018*	Annualized Expense Ratio
Based on Hypothetical 5% Yearly Returns
USA Mutuals/WaveFront Hedged Quantamental Opportunities Fund
Institutional Class	$1,000.00	$1,016.87	$5.92	1.29%

*	Expenses are equal to the Fund’s annualized expense ratio by class multiplied by the average account value over the period, multiplied by 166/365 to reflect the period.

INVESTMENT HIGHLIGHTS (Unaudited)

Sector Breakdown % Total Investments

USA Mutuals Vice Fund

INVESTMENT HIGHLIGHTS (Unaudited) (Continued)

Sector Breakdown % Total Investments

USA Mutuals Navigator Fund

INVESTMENT HIGHLIGHTS (Unaudited) (Continued)

Sector Breakdown % Total Investments

USA Mutuals/WaveFront Hedged Quantamental Opportunities Fund

INVESTMENT HIGHLIGHTS (Unaudited) (Continued)

Total Returns as of March 31, 2018*

				Average Annual
	Inception Date	Six Months	One Year	Three Years	Five Years	Ten Years	Since Inception
USA Mutuals Vice Fund
Institutional Class (without sales charge)	4/1/2014	8.09%	17.52%	12.19%	—	—	8.83%
Investor Class (without sales charge)	8/30/2002	7.95%	17.24%	11.90%	11.42%	8.02%	10.52%
Class A (with sales charge)*	12/8/2011	1.73%	10.53%	9.73%	10.11%	—	13.25%
Class A (without sales charge)*	12/8/2011	7.95%	17.27%	11.92%	11.42%	—	14.32%
Class C (with sales charge)*	12/8/2011	6.57%	15.38%	11.07%	10.58%	—	13.47%
Class C (without sales charge)*	12/8/2011	7.57%	16.38%	11.07%	10.58%	—	13.47%
S&P 500 Index		5.84%	13.99%	10.78%	13.31%	9.49%	11.08	%(1)
							9.24	%(2)
							15.21	%(3)
(1)	Return as of 4/1/2014 (Institutional Class inception).
(2)	Return as of 8/30/2002 (Investor Class inception).
(3)	Return as of 12/8/2011 (Class A and Class C inception).
*

Returns with sales charges reflect the deduction of the current maximum initial sales charge of 5.75% for Class A and the applicable contingent deferred sales charge for Class A and Class C. Returns without sales charges do not reflect the current maximum sales charges. Had the sales charges been included, the returns would be reduced.

USA Mutuals Navigator Fund							Cumulative Since Inception
Institutional Class	10/13/2017	—	—	—	—	—	3.02%
S&P 500 Index		—	—	—	—	—	4.36

USA Mutuals/WaveFront Hedged Quantamental Opportunities Fund							Cumulative Since Inception
Institutional Class	10/16/2017	—	—	—	—	—	0.58%
ICE BofA Merrill Lynch 0-3 Month U.S. Treasury Bill Index		—	—	—	—	—	0.59

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. In the absence of the existing fee waivers, the total return would be reduced. Performance data current to the most recent month end may be obtained by calling 1-866-264-8783.

The returns shown in the table assume reinvestment of dividends and capital gains and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

The ICE BofA Merrill Lynch 0-3 Month U.S. Treasury Bill Index is an unmanaged index representative of three-month Treasury bills.

INVESTMENT HIGHLIGHTS (Unaudited) (Continued)

USA Mutuals Vice Fund – Institutional Class

This chart assumes an initial gross investment of $10,000 made on April 1, 2014 (the commencement of operations).

USA Mutuals Vice Fund – Investor Class

This chart assumes an initial gross investment of $10,000 made on March 31, 2008 (the commencement of operations).

INVESTMENT HIGHLIGHTS (Unaudited) (Continued)

USA Mutuals Vice Fund – Class A and Class C

This chart assumes an initial gross investment of $10,000 made on December 8, 2011 (the commencement of operations).

*	Assumes the deduction of the current maximum initial sales charge of 5.75% for Class A and the applicable contingent deferred sales charge for Class A and Class C.

INVESTMENT HIGHLIGHTS (Unaudited) (Continued)

USA Mutuals Navigator Fund

This chart assumes an initial gross investment of $10,000 made on October 13, 2017 (the commencement of operations).

USA Mutuals/WaveFront Hedged Quantamental Opportunities Fund

This chart assumes an initial gross investment of $10,000 made on October 16, 2017 (the commencement of operations).

PORTFOLIO OF INVESTMENTS

USA Mutuals Vice Fund
March 31, 2018	Ticker Symbol: VICEX

COMMON STOCKS 96.7%	Shares	Value
Aerospace & Defense 24.5%
The Boeing Co.	19,600	$6,426,448
General Dynamics Corp.	37,000	8,173,300
Honeywell International Inc.	55,000	7,948,050
L3 Technologies, Inc.	10,000	2,080,000
Lockheed Martin Corp.	20,000	6,758,600
Northrop Grumman Corp.	27,500	9,600,800
Raytheon Co.	53,500	11,546,370
Rolls-Royce Holdings PLC(a)(b)	50,000	611,426
United Technologies Corp.	35,000	4,403,700

		57,548,694

Alcoholic Beverages 21.7%
AMBEV SA - ADR(b)	10,000	72,700
Anheuser-Busch InBev SA/NV(b)	35,000	3,844,914
Becle, S.A.B. de C.V.(a)(b)	450,000	913,366
Brown-Forman Corp. - Class B	150,000	8,160,000
Carlsberg A/S - Class B(b)	23,455	2,790,474
Constellation Brands, Inc. - Class A	52,000	11,851,840
Davide Campari-Milano S.p.A(b)	80,000	605,382
Diageo PLC - ADR(b)	63,000	8,531,460
Hawaii Sea Spirits LLC - Class C(a)(d)(e)(g)	250,000	—
Heineken N.V.(b)	90,000	9,667,655
Pernod Ricard S.A.(b)	26,500	4,410,091

		50,847,882

Casinos, Gambling & Lotteries 30.0%*
Boyd Gaming Corp.	130,000	4,141,800
Churchill Downs Inc.	23,000	5,613,150
Galaxy Entertainment Group Ltd.(b)	1,300,000	11,802,144
Las Vegas Sands Corp.	161,000	11,575,900
Melco Crown Entertainment Ltd. - ADR(b)	265,900	7,705,782
MGM Resorts International	275,000	9,630,500

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS (Continued)

USA Mutuals Vice Fund
March 31, 2018	Ticker Symbol: VICEX

COMMON STOCKS 96.7% (Continued)	Shares	Value
Casinos, Gambling & Lotteries 30.0%* (Continued)
Penn National Gaming, Inc.(a)	40,000	$1,050,400
Sands China Ltd.(b)	724,800	3,897,296
Wynn Macau, Ltd.(b)	874,600	3,170,476
Wynn Resorts, Ltd.	65,000	11,853,400

		70,440,848

Data Processing, Hosting & Related Services 0.8%
Mastercard Inc. - Class A	10,000	1,751,600

		1,751,600

Restaurants & Other Eating Places 1.2%
Starbucks Corp.	50,000	2,894,500

		2,894,500

Tobacco Manufacturing 18.5%
Altria Group, Inc.	200,000	12,464,000
British American Tobacco PLC - ADR(b)	192,050	11,079,365
Imperial Tobacco Group PLC(b)	123,900	4,217,147
Japan Tobacco Inc.(b)	190,000	5,419,388
Philip Morris International Inc.	102,500	10,188,500

		43,368,400

Total Common Stocks (Cost $150,430,335)		226,851,924

PREFERRED STOCKS 1.7%
Aerospace & Defense 0.0%
Rolls-Royce Holdings PLC - C Share(a)(b)	4,618,860	6,480

Alcoholic Beverages 1.7%
Hawaii Sea Spirits LLC - Class C, 8.00%(a)(d)(e)(g)	250,000	3,500,000
Zodiac Spirits, LLC - Class A(a)(d)(e)(f)(g)	5,000	375,000

		3,875,000

Total Preferred Stocks (Cost $9,981,082)		3,881,480

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS (Continued)

USA Mutuals Vice Fund
March 31, 2018	Ticker Symbol: VICEX

CORPORATE BOND 0.0%	Principal Amount	Value
Tobacco Manufacturing 0.0%
Bio Soil Enhancers, Inc. Maturity Date 11/24/2020, Coupon Rate 12.00%(d)(e)(g)(h)	$1,500,000	$—

Total Corporate Bond (Cost $1,500,000)		—

WARRANTS 0.0%	Shares
Tobacco Manufacturing 0.0%
Bio Soil Enhancers, Inc.(a)(d)(e)(g)	150,000	750

Total Warrants (Cost $0)		750

SHORT-TERM INVESTMENT 1.6%
Investment Company 1.6%
Fidelity Investments Money Market Funds Government Portfolio - Class I, 1.47%(c)	3,814,861	3,814,861

Total Short-Term Investment (Cost $3,814,861)		3,814,861

Total Investments (Cost $165,726,278) 100.0%		234,549,015
Other Assets in Excess of Liabilities 0.0%		32,040

TOTAL NET ASSETS 100.0%		$234,581,055

*	To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
(a)	Non Income Producing.
(b)	Foreign Issued Security.
(c)	This security has a fluctuating yield. The yield listed is the 7-day yield as of March 31, 2018.
(d)

Illiquid restricted security; fair value is determined by the Valuation Committee as delegated by the USA Mutuals Board of Trustees. At March 31, 2018, the value of these securities total $3,875,750 which represents 1.65% of total net assets.

(e)	Private Placement.
(f)	Affiliated Issuer. See Note 3.
(g)	Level 3 security whose value was determined using significant unobservable inputs. See Note 2.
(h)	Security in default.

ADR – American Depositary Receipt.

PLC – Public Limited Company.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS (Continued)

USA Mutuals Navigator Fund
March 31, 2018	Ticker Symbol: UNAVX

SHORT-TERM INVESTMENTS 97.2%	Maturity Date	Yield	Principal Amount/ Shares	Value
U.S. Treasury Bills 82.0%
United States Treasury Bill(b)	4/19/2018	1.551%	$3,500,000	$3,497,308
United States Treasury Bill(b)	5/31/2018	1.651%	15,500,000	15,457,747

Total U.S. Treasury Bills (Cost $18,960,947)				18,955,055

Investment Company 15.2%
First American Government Obligations Fund - Class X, 1.53%(a)			3,522,193	3,522,193

Total Investment Company (Cost $3,522,193)				3,522,193

Total Short-Term Investments (Cost $22,483,140)				22,477,248

Total Investments (Cost $22,483,140) 97.2%				22,477,248
Other Assets in Excess of Liabilities 2.8%(b)				647,819

TOTAL NET ASSETS 100.0%				$23,125,067

(a)	This security has a fluctuating yield. The yield listed is the 7-day yield as of March 31, 2018.
(b)	Includes assets to satisfy the margin requirements for derivative contracts.

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF FUTURES CONTRACTS

USA Mutuals Navigator Fund
March 31, 2018

				Value
Description	Notional Amount	Number of Contracts	Settlement Month-Year	Unrealized Appreciation	Unrealized (Depreciation)
Long Contracts:
S&P 500 E-Mini	24,579,900	186	Jun-18	$—	$(1,329,388)

Total Long Contracts				$—	$(1,329,388)

Net Unrealized Depreciation					$(1,329,388)

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS (Continued)

USA Mutuals/WaveFront Hedged Quantamental Opportunities Fund
March 31, 2018	Ticker Symbol: QUANX

COMMON STOCKS 34.1%	Shares	Value
Administrative & Support Services 1.4%
Rollins, Inc.	1,340	$68,380
TriNet Group, Inc.(a)	730	33,814

		102,194

Apparel Manufacturing 1.9%
Carter’s, Inc.	390	40,599
Michael Kors Holdings Ltd(a)(b)	1,510	93,741

		134,340

Building Material & Garden Equipment & Supplies Dealers 0.6%
The Home Depot, Inc.	260	46,342

		46,342

Chemical Manufacturing 5.4%
Air Products & Chemicals, Inc.	500	79,515
Balchem Corp.	570	46,597
Celanese Corp. - Class A	520	52,109
PPG Industries, Inc.	820	91,512
Trex Co Inc(a)	750	81,578
Zoetis, Inc.	430	35,909

		387,220

Clothing & Clothing Accessories Stores 2.3%
Ross Stores, Inc.	940	73,301
The TJX Companies, Inc.	1,150	93,794

		167,095

Computer & Electronic Product Manufacturing 2.6%
Arista Networks, Inc.(a)	120	30,636
Masimo Corp(a)	720	63,324
Mettler-Toledo International, Inc.(a)	160	92,005

		185,965

Credit Intermediation & Related Activities 2.3%
Credit Acceptance Corp.(a)	180	59,474
Houlihan Lokey Inc	1,110	49,506

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS (Continued)

USA Mutuals/WaveFront Hedged Quantamental Opportunities Fund
March 31, 2018	Ticker Symbol: QUANX

COMMON STOCKS 34.1% (Continued)	Shares	Value
Credit Intermediation & Related Activities 2.3% (Continued)
LendingTree, Inc.(a)	170	$55,785

		164,765

Data Processing, Hosting & Related Services 0.8%
Mastercard Inc. - Class A	170	29,777
Match Group, Inc.(a)	590	26,220

		55,997

General Merchandise Stores 0.8%
Five Below, Inc.(a)	770	56,472

		56,472

Health & Personal Care Stores 0.8%
Ulta Beauty, Inc.(a)	300	61,281

		61,281

Insurance Carriers & Related Activities 0.4%
Essent Group Ltd.(a)(b)	760	32,346

		32,346

Machinery Manufacturing 1.7%
Graco, Inc.	1,750	80,010
The Toro Co.	660	41,217

		121,227

Merchant Wholesalers, Durable Goods 0.6%
Lennox International, Inc.	220	44,961

		44,961

Merchant Wholesalers, Nondurable Goods 1.1%
The Sherwin-Williams Co.	200	78,424

		78,424

Miscellaneous Manufacturing 0.4%
Edwards Lifesciences Corp.(a)	200	27,904

		27,904

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS (Continued)

USA Mutuals/WaveFront Hedged Quantamental Opportunities Fund
March 31, 2018	Ticker Symbol: QUANX

COMMON STOCKS 34.1% (Continued)	Shares	Value
Nonmetallic Mineral Product Manufacturing 0.9%
Eagle Materials, Inc.	600	$61,830

		61,830

Other Information Services 0.5%
Facebook, Inc. - Class A(a)	220	35,154

		35,154

Paper Manufacturing 0.4%
Packaging Corp of America	290	32,683

		32,683

Professional, Scientific, & Technical Services 3.8%
Accenture PLC - Class A(b)	300	46,050
Biogen, Inc.(a)	190	52,026
Cerner Corp.(a)	1,080	62,640
Insperity, Inc.	1,160	80,678
LPL Financial Holdings, Inc.	550	33,588

		274,982

Publishing Industries (except Internet) 1.5%
Intuit, Inc.	240	41,604
Manhattan Associates, Inc.(a)	1,620	67,846

		109,450

Securities, Commodity Contracts, & Other Financial Investments & Related Activities 3.9%
Allegion PLC(b)	710	60,556
Eaton Vance Corp	850	47,319
S&P Global Inc.	500	95,530
SEI Investments Co.	1,080	80,903

		284,308

Total Common Stocks (Cost $2,481,838)		2,464,940

EXCHANGE TRADED FUNDS 39.8%
Consumer Discretionary Select Sector SPDR Fund	3,520	356,541
Consumer Staples Select Sector SPDR Fund	5,490	288,939
Energy Select Sector SPDR Fund	1,970	132,798

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS (Continued)

USA Mutuals/WaveFront Hedged Quantamental Opportunities Fund
March 31, 2018	Ticker Symbol: QUANX

EXCHANGE TRADED FUNDS 39.8% (Continued)		Shares	Value
Financial Select Sector SPDR Fund		13,470	$371,368
Health Care Select Sector SPDR Fund		4,350	354,090
Industrial Select Sector SPDR Fund		4,760	353,620
Materials Select Sector SPDR Fund		6,550	372,957
PowerShares DB Energy Fund(a)		8,420	128,573
PowerShares DB Precious Metals Fund(a)		2,590	100,103
Technology Select Sector SPDR Fund		6,450	421,959

Total Exchange Traded Funds (Cost $2,892,432)			2,880,948

SHORT-TERM INVESTMENTS 25.3%
Investment Companies 25.3%
Fidelity Investments Money Market Funds Government Portfolio - Class I, 1.47%(c)(d)		100,000	100,000
First American Treasury Obligations Fund - Class X, 1.55%(c)		1,728,241	1,728,241

Total Short-Term Investments (Cost $1,828,241)			1,828,241

PURCHASED OPTIONS 1.0%	Number of Contracts	Notional Amount
Put Option 1.0%
S&P 500 E-MINI(a)
Expiration: June 15, 2018; Exercise Price $2,475	38	100,434	70,490

Total Purchased Options (Cost $46,203)			70,490

Total Investments (Cost $7,248,714) 100.2%			7,244,619
Liabilities in Excess of Other Assets (0.2)%(d)			(12,976)

TOTAL NET ASSETS 100.0%			$7,231,643

(a)	Non Income Producing.
(b)	Foreign Issued Security.
(c)	This security has a fluctuating yield. The yield listed is the 7-day yield as of March 31, 2018.
(d)	Includes assets to satisfy the margin requirements for derivative contracts and securities sold short.
PLC	– Public Limited Company.

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF SECURITIES SOLD SHORT

USA Mutuals/WaveFront Hedged Quantamental Opportunities Fund
March 31, 2018

EXCHANGE TRADED FUNDS (4.1%)	Shares	Value
PowerShares DB Agriculture Fund(a)	(13,800)	$(259,578)
PowerShares DB Base Metals Fund(a)	(2,000)	(36,400)

Total Exchange Traded Funds (Proceeds $295,656)		(295,978)

Total Securities Sold Short (Proceeds $295,656)		$(295,978)

(a)	Non Income Producing.

Percentages are stated as a percent of net assets.

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF FUTURES CONTRACTS

USA Mutuals/WaveFront Hedged Quantamental Opportunities Fund
March 31, 2018

				Value
Description	Notional Amount	Number of Contracts	Settlement Month-Year	Unrealized Appreciation	Unrealized (Depreciation)
Long Contracts:
BP Currency	$351,450	4	Jun-18	$—	$(2,555)
Canadian 10Yr Bond	206,885	2	Jun-18	1,323	—
Euro FX Currency	154,481	1	Jun-18	—	(1,279)
U.S. 5Yr Note	228,922	2	Jun-18	79	—
Long Gilt	172,316	1	Jun-18	363	—
Japanese Yen Currency	236,088	2	Jun-18	—	(1,534)
Mexican Peso	380,170	14	Jun-18	6,488	—
Euro/CHF Currency	768,436	5	Jun-18	3,465	—
U.S. 10Yr Note	121,141	1	Jun-18	184	—
U.S. Long Bond	146,625	1	Jun-18	434	—
Australian 10Yr Bond	199,104	2	Jun-18	970	—

Total Long Contracts				$13,306	$(5,368)

Short Contracts:
Australian Dollar	$(76,760)	-1	Jun-18	$506	$—
10Yr Mini JGB	(567,154)	-4	Jun-18	—	(112)
Brazilian Real	(30,205)	-1	May-18	—	(209)
Canadian Dollar	(232,875)	-3	Jun-18	—	(1,343)
S&P 500 E-Mini	(1,585,800)	-12	Jun-18	44,002	—
Euro-BOBL	(322,993)	-2	Jun-18	—	(1,614)
Euro/GBP Currency	(154,172)	-1	Jun-18	—	(149)
Euro-Bund	(196,171)	-1	Jun-18	—	(3,336)
Euro/JPY Currency	(153,740)	-1	Jun-18	—	(1,187)

Total Short Contracts				$44,508	$(7,950)

Total Futures Contracts				$57,814	$(13,318)

Net Unrealized Appreciation				$44,496

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities
March 31, 2018

	USA Mutuals Vice Fund	USA Mutuals Navigator Fund	USA Mutuals/WaveFront Hedged Quantamental Opportunities Fund
ASSETS
Investments, at cost
Unaffiliated issuers	$160,726,278	$22,483,140	$7,248,714
Affiliated issuers (Note 3)	5,000,000	—	—

Investments, at value
Unaffiliated issuers	$234,174,015	$22,477,248	$7,244,619
Affiliated issuers (Note 3)	375,000	—	—
Cash	120,749	—	209
Due from brokers	136,372	—	—
Income receivable	850,061	3,383	2,863
Receivable from Advisor	—	—	7,853
Receivable for capital shares sold	113,124	177,678	—
Receivable for investments sold	—	—	562,227
Receivable for variation margin on futures contracts	—	329,220	—
Deposits with brokers for futures	—	171,343	437,931
Prepaid offering costs	—	25,404	32,355
Other assets	37,965	4,250	3,900

TOTAL ASSETS	235,807,286	23,188,526	8,291,957

LIABILITIES
Securities sold short, proceeds	—	—	295,656

Securities sold short, at value	—	—	295,978
Foreign currency payable, at value (cost $75,425)	—	—	75,560
Payable for distribution fees	174,290	—	—
Payable to affiliates (Note 3)	74,942	10,963	3,493
Payable to Trustees	2,533	4,284	4,312
Payable to Advisor	181,834	20,631	—
Payable for capital shares redeemed	43,265	2,000	—
Payable for investments purchased	720,366	—	632,379
Payable for variation margin on futures contracts	—	—	20,940
Accrued expenses and other liabilities	29,001	25,581	27,652

TOTAL LIABILITIES	1,226,231	63,459	1,060,314

NET ASSETS	$234,581,055	$23,125,067	$7,231,643

Net assets consist of:
Paid-in capital	$172,267,476	$22,722,426	$6,676,971
Accumulated net investment income	543,338	—	—
Accumulated net realized gain (loss)	(7,052,034)	1,737,921	514,728
Net unrealized appreciation (depreciation) on:
Investments	68,822,737	(5,892)	(28,382)
Foreign currency	(462)	—	(135)
Futures contracts	—	(1,329,388)	44,496
Purchased options	—	—	24,287
Securities sold short	—	—	(322)

NET ASSETS	$234,581,055	$23,125,067	$7,231,643

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (Continued)
March 31, 2018

	USA Mutuals Vice Fund	USA Mutuals Navigator Fund	USA Mutuals/WaveFront Hedged Quantamental Opportunities Fund
Institutional Class:
Net assets	$12,151,655	$23,125,067	$7,231,643

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	371,809	1,129,099	727,941

Net asset value, redemption price and offering price per share	$32.68	$20.48	$9.93

Investor Class:
Net assets	$189,274,131

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	5,857,375

Net asset value, redemption price and offering price per share	$32.31

Class A:
Net assets	$16,663,701

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	517,895

Net asset value, redemption price and minimum offering price per share (may be subject to contingent deferred sales charge)(1)	$32.18

Maximum offering price per share (net asset value per share divided by 0.9425)(2)	$34.14

Class C:
Net assets	$16,491,568

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	522,625

Net asset value, redemption price and offering price per share (may be subject to contingent deferred sales charge)(3)	$31.56

(1)	A contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on share purchases of $1 million or more that are redeemed within 18 months of purchase.
(2)	Reflects a maximum sales charge of 5.75%.
(3)	A CDSC of 1.00% may be charged on shares redeemed within 12 months of purchase.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Operations
For the Year or Period Ended March 31, 2018

	USA Mutuals Vice Fund	USA Mutuals Navigator Fund(1)	USA Mutuals/WaveFront Hedged Quantamental Opportunities Fund(2)
INVESTMENT INCOME
Dividend income (Net of foreign withholding tax of $75,714, $0 and $0, respectively)	$5,414,587	$—	$31,549
Interest income	132,700	118,627	4,138

TOTAL INVESTMENT INCOME	5,547,287	118,627	35,687

EXPENSES
Advisory fees (Note 3)	2,232,063	172,160	51,642
Distribution fees - Investor Class (Note 3)	479,930	—	—
Distribution fees - Class A (Note 3)	41,015	—	—
Distribution fees - Class C (Note 3)	167,954	—	—
Administration, fund accounting and custody fees (Note 3)	264,988	12,417	6,707
Transfer agent fees and expenses (Note 3)	176,173	7,942	3,974
Federal and state registration fees	84,479	3,769	1,541
Legal fees	63,219	14,146	13,096
Chief compliance officer fees and expenses	41,830	11,500	11,500
Reports to shareholders	39,385	456	455
Audit fees	27,537	19,300	19,525
Trustees’ fees and related expenses	27,466	8,117	8,145
Organization expenses	—	38,870	38,248
Offering expenses	—	21,724	26,943
Other expenses	42,046	—	—

TOTAL EXPENSES BEFORE BROKER EXPENSE	3,688,085	310,401	181,776
Broker expense	6,174	—	—

TOTAL EXPENSES	3,694,259	310,401	181,776
Less waivers and reimbursements by Advisor (Note 3)	(85,716)	(114,631)	(128,394)

NET EXPENSES	3,608,543	195,770	53,382

NET INVESTMENT INCOME (LOSS)	1,938,744	(77,143)	(17,695)

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Operations (Continued)
For the Year or Period Ended March 31, 2018

	USA Mutuals Vice Fund	USA Mutuals Navigator Fund(1)	USA Mutuals/WaveFront Hedged Quantamental Opportunities Fund(2)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTION CONTRACTS, SECURITIES SOLD SHORT AND FOREIGN CURRENCY TRANSLATION
Net realized gain (loss) from:
Investments in securities of unaffiliated issuers	1,647,437	—	152,206
Futures contracts	—	1,941,712	(91,368)
Purchased options (Note 2)	(2,991)	—	(15,846)
Written options (Note 2)	767,574	—	—
Foreign currency translation	(21,781)	—	321
Change in net unrealized appreciation (depreciation) on:
Investments in securities of unaffiliated issuers	32,191,931	(5,892)	(28,382)
Futures contracts	—	(1,329,388)	44,496
Purchased options (Note 2)	—	—	24,287
Written options (Note 2)	528,754	—	—
Securities sold short	—	—	(322)
Foreign currency translation	(1,126)	—	(135)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS, FUTURES CONTRACTS, OPTION CONTRACTS, SECURITIES SOLD SHORT AND FOREIGN CURRENCY TRANSLATION	35,109,798	606,432	85,257

NET INCREASE IN NET ASSETS FROM OPERATIONS	$37,048,542	$529,289	$67,562

(1)	The USA Mutuals Navigator Fund commenced operations on October 13, 2017.
(2)	The USA Mutuals/WaveFront Hedged Quantamental Opportunities Fund commenced operations on October 16, 2017.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets	USA Mutuals Vice Fund

	Year Ended March 31, 2018	Year Ended March 31, 2017
FROM OPERATIONS
Net investment income	$1,938,744	$2,339,970
Net realized gain (loss) on:
Investments in securities of unaffiliated issuers	1,647,437	33,581,389
Purchased options	(2,991)	(600,177)
Written options	767,574	4,591,954
Foreign currency translation	(21,781)	—
Change in net unrealized appreciation (depreciation) on:
Investments	32,191,931	(13,676,593)
Purchased options	—	127,314
Written options	528,754	(475,379)
Foreign currency translation	(1,126)	—

Net increase in net assets from operations	37,048,542	25,888,478

FROM DISTRIBUTIONS
Net investment income:
Institutional Class	(118,353)	(9,230)
Investor Class	(1,908,997)	(2,634,676)
Class A	(165,333)	(235,548)
Class C	(78,477)	(53,392)
Net realized gain:
Institutional Class	(231,338)	(219,519)
Investor Class	(4,181,774)	(30,540,826)
Class A	(353,238)	(2,749,600)
Class C	(376,481)	(2,770,685)

Net decrease in net assets from distributions paid	(7,413,991)	(39,213,476)

FROM CAPITAL SHARE TRANSACTIONS (Note 4)
Proceeds from sale of shares	29,007,985	41,158,367
Net asset value of shares issued in reinvestment of distributions to shareholders	7,039,816	37,013,448
Payments for shares redeemed	(61,447,813)	(57,568,380)
Other transactions(1)	—	4,162

Net increase (decrease) in net assets from capital share transactions	(25,400,012)	20,607,597

TOTAL INCREASE IN NET ASSETS	4,234,539	7,282,599

NET ASSETS
Beginning of year	230,346,516	223,063,917

End of year (including accumulated net investment income of $543,338 and $876,151, respectively)	$234,581,055	$230,346,516

(1)	Reimbursement from USA Mutuals Advisors, Inc. due to NAV Error

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statement of Changes in Net Assets	USA Mutuals Navigator Fund

October 13, 2017(1) through March 31, 2018
FROM OPERATIONS
Net investment loss	$(77,143)
Net realized gain on:
Futures contracts	1,941,712
Change in net unrealized appreciation (depreciation) on:
Investments	(5,892)
Futures contracts	(1,329,388)

Net increase in net assets from operations	529,289

FROM DISTRIBUTIONS
Net realized gain:
Institutional Class	(126,648)

Net decrease in net assets from distributions paid	(126,648)

FROM CAPITAL SHARE TRANSACTIONS (Note 4)
Proceeds from sale of shares	5,789,285
Proceeds from shares issued from transfer in-kind	19,863,326
Net asset value of shares issued in reinvestment of distributions to shareholders	126,648
Payments for shares redeemed	(3,056,833)

Net increase in net assets from capital share transactions	22,722,426

TOTAL INCREASE IN NET ASSETS	23,125,067

NET ASSETS
Beginning of period	—

End of period (including accumulated net investment income of $0)	$23,125,067

(1)	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statement of Changes in Net Assets	USA Mutuals/WaveFront Hedged Quantamental Opportunities Fund

October 16, 2017(1) through March 31, 2018
FROM OPERATIONS
Net investment loss	$(17,695)
Net realized gain (loss) on:
Investments	152,206
Futures contracts	(91,368)
Purchased options	(15,846)
Foreign currency translation	321
Change in net unrealized appreciation (depreciation) on:
Investments	(28,382)
Futures contracts	44,496
Purchased options	24,287
Securities sold short	(322)
Foreign currency translation	(135)

Net increase in net assets from operations	67,562

FROM DISTRIBUTIONS
Net realized gain:
Institutional Class	(109,357)

Net decrease in net assets from distributions paid	(109,357)

FROM CAPITAL SHARE TRANSACTIONS (Note 4)
Proceeds from sale of shares	476,592
Proceeds from shares issued from transfer in-kind	13,160,792
Net asset value of shares issued in reinvestment of distributions to shareholders	109,357
Payments for shares redeemed	(6,473,303)

Net increase in net assets from capital share transactions	7,273,438

TOTAL INCREASE IN NET ASSETS	7,231,643

NET ASSETS
Beginning of period	—

End of period (including accumulated net investment income of $0)	$7,231,643

(1)	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Financial Highlights – Institutional Class	USA Mutuals Vice Fund

The table below sets forth per share data for a share outstanding of the Fund throughout each year presented.

	Year Ended March 31,
	2018	2017	2016	2015(1)
Net Asset Value, Beginning of Year	$28.74	$30.94	$29.30	$29.77

Income (loss) from investment operations:
Net investment income(2)	0.38	0.52	0.47	0.50
Net realized and unrealized gain (loss) on investments .	4.64	2.92	1.57	(0.76	)(5)

Total from investment operations	5.02	3.44	2.04	(0.26)

Less distributions paid:
From net investment income	(0.37)	(0.55)	(0.40)	(0.21)
From net realized gain on investments	(0.71)	(5.09)	—	—

Total distributions	(1.08)	(5.64)	(0.40)	(0.21)

Net Asset Value, End of Year	$32.68	$28.74	$30.94	$29.30

Total Return	17.52%	12.47%	7.07%	(0.89)%

Supplemental Data and Ratios:
Net assets at end of year (000’s)	$12,152	$3,161	$123	$41
Ratio of expenses to average net assets:
Before waiver and expense reimbursement	1.28%	1.27%	1.23%	1.19%
After waiver and expense reimbursement(3)	1.24%	1.24%	1.23%	1.19%
Ratio of net investment income to average net assets:
Before waiver and expense reimbursement	1.17%	1.74%	1.58%	1.68%
After waiver and expense reimbursement(3)	1.21%	1.77%	1.58%	1.68%
Portfolio turnover rate(4)	19.53%	56.05%	58.27%	77.77%

(1)	The USA Mutuals Vice Fund Institutional Class shares commenced operations on April 1, 2014.
(2)	Calculated using the average shares outstanding method.
(3)

Pursuant to an expense waiver and reimbursement agreement between the Advisor and the Trust, on behalf of the Fund, the Advisor has contractually agreed effective through July 31, 2018, to waive its management fee and/or reimburse the Fund to ensure that the total annual operating expenses for the Fund, as a percentage of the Fund’s average daily net assets (excluding front-end or contingent deferred sales loads, shareholder servicing plan fees, taxes, interest and dividends on short positions, brokerage, acquired fund fees and expenses, extraordinary expenses and class specific expenses like distribution (12b-1) fees) do not exceed 1.24%.

(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(5)	Due to the timing of capital share transactions, the per share amount of the net realized and unrealized loss on investments varies from the amounts shown in the Statement of Operations.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Financial Highlights – Investor Class	USA Mutuals Vice Fund

The table below sets forth per share data for a share outstanding of the Fund throughout each year presented.

	Year Ended March 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$28.45	$30.64	$29.05	$29.40	$24.39

Income (loss) from investment operations:
Net investment income(1)	0.27	0.33	0.33	0.37	0.41
Net realized and unrealized gain (loss) on investments	4.61	3.00	1.61	(0.33)	4.91

Total from investment operations	4.88	3.33	1.94	0.04	5.32

Less distributions paid:
From net investment income	(0.31)	(0.43)	(0.35)	(0.40)	(0.31)
From net realized gain on investments	(0.71)	(5.09)	—	—	—

Total distributions	(1.02)	(5.52)	(0.35)	(0.40)	(0.31)

Paid-in capital from redemption fees (Note 2)	—	—	0.00 (2)	0.01	0.00 (2)

Net Asset Value, End of Year	$32.31	$28.45	$30.64	$29.05	$29.40

Total Return	17.24%	12.15%	6.79%	0.13%	22.12%

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Financial Highlights – Investor Class (Continued)	USA Mutuals Vice Fund

	Year Ended March 31,
	2018	2017	2016	2015	2014
Supplemental Data and Ratios:
Net assets at end of year (000’s)	$189,274	$194,217	$187,344	$217,848	$248,982
Ratio of expenses to average net assets:
Before waiver and expense reimbursement	1.53%	1.49%	1.48%	1.44%	1.47%
After waiver and expense reimbursement(3)	1.49%	1.49%	1.48%	1.44%	1.47%
Ratio of net investment income to average net assets:
Before waiver and expense reimbursement	0.83%	1.08%	1.13%	1.27%	1.51%
After waiver and expense reimbursement(3)	0.87%	1.08%	1.13%	1.27%	1.51%
Portfolio turnover rate(4)	19.53%	56.05%	58.27%	77.77%	166.95%

(1)	Calculated using the average shares outstanding method.
(2)	Less than one cent per share.
(3)

Pursuant to an expense waiver and reimbursement agreement between the Advisor and the Trust, on behalf of the Fund, the Advisor has contractually agreed effective through July 31, 2018, to waive its management fee and/or reimburse the Fund to ensure that the total annual operating expenses for the Fund, as a percentage of the Fund’s average daily net assets (excluding front-end or contingent deferred sales loads, shareholder servicing plan fees, taxes, interest and dividends on short positions, brokerage, acquired fund fees and expenses, extraordinary expenses and class specific expenses like distribution (12b-1) fees) do not exceed 1.24%. The Advisor had contractually agreed, effective July 29, 2013 through July 31, 2016 to limit the Fund’s total annual fund operating expenses (exclusive of taxes, interest and dividends on short sales, brokerage, dividends on short positions, acquired fund fees and expenses and extraordinary expenses) to 1.49% of average net assets of the Fund for Investor Class shares. Prior to July 29, 2013, the Advisor had contractually agreed to limit the Fund’s total annual fund operating expenses to 1.85% of average net assets of the Fund for Investor Class shares.

(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Financial Highlights – Class A	USA Mutuals Vice Fund

The table below sets forth per share data for a share outstanding of the Fund throughout each year presented.

	Year Ended March 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$28.33	$30.52	$28.94	$29.30	$24.33

Income (loss) from investment operations:
Net investment income(1)	0.27	0.32	0.32	0.38	0.46
Net realized and unrealized gain (loss) on investments	4.60	3.00	1.62	(0.34)	4.85

Total from investment operations	4.87	3.32	1.94	0.04	5.31

Less distributions paid:
From net investment income	(0.31)	(0.42)	(0.36)	(0.40)	(0.34)
From net realized gain on investments	(0.71)	(5.09)	—	—	—

Total distributions	(1.02)	(5.51)	(0.36)	(0.40)	(0.34)

Paid-in capital from redemption fees (Note 2)	—	—	0.00 (2)	0.00 (2)	0.00 (2)

Net Asset Value, End of Year	$32.18	$28.33	$30.52	$28.94	$29.30

Total Return(3)	17.27%	12.17%	6.79%	0.11%	22.10%

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Financial Highlights – Class A (Continued)	USA Mutuals Vice Fund

	Year Ended March 31,
	2018	2017	2016	2015	2014
Supplemental Data and Ratios:
Net assets at end of year (000’s)	$16,664	$16,254	$18,219	$22,985	$20,626
Ratio of expenses to average net assets:
Before waiver and expense reimbursement	1.53%	1.49%	1.48%	1.44%	1.47%
After waiver and expense reimbursement(4)	1.49%	1.49%	1.48%	1.44%	1.47%
Ratio of net investment income to average net assets:
Before waiver and expense reimbursement	0.84%	1.07%	1.11%	1.30%	1.68%
After waiver and expense reimbursement(4)	0.88%	1.07%	1.11%	1.30%	1.68%
Portfolio turnover rate(5)	19.53%	56.05%	58.27%	77.77%	166.95%

(1)	Calculated using the average shares outstanding method.
(2)	Less than one cent per share.
(3)	Based on net asset value, which does not reflect the sales charge.
(4)

Pursuant to an expense waiver and reimbursement agreement between the Advisor and the Trust, on behalf of the Fund, the Advisor has contractually agreed effective through July 31, 2018, to waive its management fee and/or reimburse the Fund to ensure that the total annual operating expenses for the Fund, as a percentage of the Fund’s average daily net assets (excluding front-end or contingent deferred sales loads, shareholder servicing plan fees, taxes, interest and dividends on short positions, brokerage, acquired fund fees and expenses, extraordinary expenses and class specific expenses like distribution (12b-1) fees) do not exceed 1.24%. The Advisor had contractually agreed, effective July 29, 2013 through July 31, 2016 to limit the Fund’s total annual fund operating expenses (exclusive of taxes, interest and dividends on short sales, brokerage, dividends on short positions, acquired fund fees and expenses and extraordinary expenses) to 1.49% of average net assets of the Fund for Class A shares. Prior to July 29, 2013, the Advisor had contractually agreed to limit the Fund’s total annual fund operating expenses to 1.85% of average net assets of the Fund for Class A shares.

(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Financial Highlights – Class C	USA Mutuals Vice Fund

The table below sets forth per share data for a share outstanding of the Fund throughout each year presented.

	Year Ended March 31,
	2018	2017	2016	2015		2014
Net Asset Value, Beginning of Year	$27.86	$30.00	$28.54	$28.97		$24.16

Income (loss) from investment operations:
Net investment income(1)	0.03	0.10	0.11	0.16		0.26
Net realized and unrealized gain (loss) on investments	4.52	2.94	1.58	(0.33	)(2)	4.80

Total from investment operations	4.55	3.04	1.69	(0.17)		5.06

Less distributions paid:
From net investment income	(0.14)	(0.09)	(0.23)	(0.26)		(0.25)
From net realized gain on investments	(0.71)	(5.09)	—	—		—

Total distributions	(0.85)	(5.18)	(0.23)	(0.26)		(0.25)

Paid-in capital from redemption fees (Note 2)	—	—	0.00 (3)	0.00	(3)	0.00 (3)

Net Asset Value, End of Year	$31.56	$27.86	$30.00	$28.54		$28.97

Total Return(4)	16.38%	11.32%	6.00%	(0.61)%		21.15%

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Financial Highlights – Class C (Continued)	USA Mutuals Vice Fund

	Year Ended March 31,
	2018	2017	2016	2015	2014
Supplemental Data and Ratios:
Net assets at end of year (000’s)	$16,492	$16,715	$17,378	$20,092	$15,748
Ratio of expenses to average net assets:
Before waiver and expense reimbursement	2.28%	2.24%	2.23%	2.19%	2.22%
After waiver and expense reimbursement(5)	2.24%	2.24%	2.23%	2.19%	2.22%
Ratio of net investment income to average net assets:
Before waiver and expense reimbursement	0.08%	0.32%	0.38%	0.57%	0.94%
After waiver and expense reimbursement(5)	0.12%	0.32%	0.38%	0.57%	0.94%
Portfolio turnover rate(6)	19.53%	56.05%	58.27%	77.77%	166.95%

(1)	Calculated using the average shares outstanding method.
(2)	Due to the timing of capital share transactions, the per share amount of the net realized and unrealized loss on investments varies from the amounts shown in the Statement of Operations.
(3)	Less than one cent per share.
(4)	Based on net asset value, which does not reflect the sales charge.
(5)

Pursuant to an expense waiver and reimbursement agreement between the Advisor and the Trust, on behalf of the Fund, the Advisor has contractually agreed effective through July 31, 2018, to waive its management fee and/or reimburse the Fund to ensure that the total annual operating expenses for the Fund, as a percentage of the Fund’s average daily net assets (excluding front-end or contingent deferred sales loads, shareholder servicing plan fees, taxes, interest and dividends on short positions, brokerage, acquired fund fees and expenses, extraordinary expenses and class specific expenses like distribution (12b-1) fees) do not exceed 1.24%. The Advisor had contractually agreed, effective July 29, 2013 through July 31, 2016, to limit the Fund’s total annual fund operating expenses (exclusive of taxes, interest and dividends on short sales, brokerage, dividends on short positions, acquired fund fees and expenses and extraordinary expenses) to 2.24% of average net assets of the Fund for Class C shares. Prior to July 29, 2013, the Advisor had contractually agreed to limit the Fund’s total annual fund operating expenses to 2.60% of average net assets of the Fund for Class C shares.

(6)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Financial Highlights – Institutional Class	USA Mutuals Navigator Fund

The table below sets forth per share data for a share outstanding of the Fund throughout the period presented.

	Period Ended March 31, 2018(1)
Net Asset Value, Beginning of Period	$20.00

Income (loss) from investment operations:
Net investment loss	(0.07	)(2)
Net realized and unrealized gain on investments	0.68

Total from investment operations	0.61

Less distributions paid:
From net realized gain on investments	(0.13)

Net Asset Value, End of Period	$20.48

Total Return	3.02	%(4)

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$23,125
Ratio of expenses to average net assets:
Before waiver and expense reimbursement. . .	3.16	%(5)
After waiver and expense reimbursement(3)	1.99	%(5)
Ratio of net investment loss to average net assets:
Before waiver and expense reimbursement	(1.95	)%(5)
After waiver and expense reimbursement(3)	(0.78	)%(5)
Portfolio turnover rate	0.00	%(4)

(1)	The USA Mutuals Navigator Fund Institutional Class shares commenced operations on October 13, 2017.
(2)	Calculated using the average shares outstanding method.
(3)

Pursuant to an expense waiver and reimbursement agreement between the Advisor and the Trust, on behalf of the Fund, the Advisor has contractually agreed effective through July 31, 2019, to waive its management fee and/or reimburse the Fund to ensure the total annual operating expenses for the Fund, as a percentage of the Fund’s average daily net assets (excluding front-end or contingent deferred sales loads, shareholder servicing plan fees, taxes, interest and dividends on short positions, brokerage, acquired fund fees and expenses, extraordinary expenses and class specific expenses like distribution (12b-1) fees) do not exceed 1.99%.

(4)	Not annualized.
(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Financial Highlights – Institutional Class	USA Mutuals/WaveFront Hedged Quantamental Opportunities Fund

The table below sets forth per share data for a share outstanding of the Fund throughout the period presented.

	Period Ended March 31, 2018(1)
Net Asset Value, Beginning of Period	$10.00

Income (loss) from investment operations:
Net investment loss	(0.02	)(2)
Net realized and unrealized gain on investments	0.08

Total from investment operations	0.06

Less distributions paid:
From net realized gain on investments	(0.13)

Net Asset Value, End of Period	$9.93

Total Return	0.58	%(4)

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$7,232
Ratio of expenses to average net assets:
Before waiver and expense reimbursement	4.40	%(5)
After waiver and expense reimbursement(3)	1.29	%(5)
Ratio of net investment loss to average net assets:
Before waiver and expense reimbursement	(3.55	)%(5)
After waiver and expense reimbursement(3)	(0.44	)%(5)
Portfolio turnover rate	300.53	%(4)

(1)	The USA Mutuals/WaveFront Hedged Quantamental Opportunities Fund Institutional Class shares commenced operations on October 16, 2017.
(2)	Calculated using the average shares outstanding method.
(3)

Pursuant to an expense waiver and reimbursement agreement between the Advisor and the Trust, on behalf of the Fund, the Advisor has contractually agreed effective through July 31, 2019, to waive its management fee and/or reimburse the Fund to ensure the total annual operating expenses for the Fund, as a percentage of the Fund’s average daily net assets (excluding front-end or contingent deferred sales loads, shareholder servicing plan fees, taxes, interest and dividends on short positions, brokerage, acquired fund fees and expenses, extraordinary expenses and class specific expenses like distribution (12b-1) fees) do not exceed 1.29%.

(4)	Not annualized.
(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

March 31, 2018

(1) Organization

USA Mutuals (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated March 20, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The USA Mutuals Vice Fund (“Vice Fund”), USA Mutuals Navigator Fund (“Navigator Fund”), and USA Mutuals/WaveFront Hedged Quantamental Opportunities Fund (“Hedged Quantamental Opportunities Fund”) (each a “Fund” and collectively the “Funds”), each represent a distinct portfolio with its own investment objective and policies within the Trust. The Funds are diversified funds. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Trust are segregated, and a shareholder’s interest is limited to the Funds in which shares are held. The Vice Fund is currently authorized to offer Class A, Class C, Institutional Class and Investor Class shares. The Navigator Fund and Hedged Quantamental Opportunities Fund are currently authorized to offer Institutional Class and Class Z shares (although currently only offer Institutional Class shares). The classes differ principally in their respective distribution expense arrangements as well as their respective sales and redemption fee arrangements. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Class A shares are subject to an initial maximum sales charge of 5.75% imposed at the time of purchase. The sales charge declines as the amount purchased increases in accordance with the Vice Fund’s prospectus. A contingent deferred sales charge of 1.00% may be imposed on Class A share purchases of $1 million or more that are redeemed within 18 months of purchase. Class C shares are subject to a 1.00% contingent deferred sales charge for redemptions made within 12 months of purchase, in accordance with the Vice Fund’s prospectus. The contingent deferred sales charge for these Class C shares is based on the net asset value (“NAV”) of the shares at the time of purchase. Investor Class, Institutional Class and Class Z shares are no-load shares.

The following table presents the class-specific commencement of operations dates for each of the Funds:

Commencement of Operations
	Institutional Class	Investor Class	Class A	Class C
Vice Fund	April 1, 2014	August 30, 2002	December 8, 2011	December 8, 2011
Navigator Fund	October 13, 2017	N/A	N/A	N/A
Hedged Quantamental Opportunities Fund	October 16, 2017	N/A	N/A	N/A

Simultaneous with the commencement of the Navigator Fund’s investment operations on October 13, 2017, the Goldman Navigator Fund, L.P., a limited partnership managed by

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2018

Mr. Steven Goldman, the Navigator Fund’s portfolio manager (the “Navigator Predecessor Partnership”), converted into the Institutional Class shares of the Navigator Fund by contributing all of its assets to the Navigator Fund in exchange for Institutional Class shares of the Navigator Fund. The total amount of the contribution was $19,863,326, consisting of securities, cash, and other receivables which were recorded at value as of the date of the conversion. The transaction was considered non-taxable by management for tax purposes. As a result of the in-kind contribution, the Navigator Fund issued 993,166 shares at a $20.00 per share NAV.

Simultaneous with the commencement of the Hedged Quantamental Opportunities Fund’s investment operations on October 16, 2017, B.C. Capital Investors, L.P., a limited partnership managed by WaveFront Global Asset Management Corporation (the “WaveFront Predecessor Partnership”), converted into the Institutional Class shares of the Hedged Quantamental Opportunities Fund by contributing all of its assets to the Hedged Quantamental Opportunities Fund in exchange for Institutional Class shares of the Hedged Quantamental Opportunities Fund. The total amount of the contribution was $13,160,792, consisting of securities, cash, and other receivables which were recorded at value as of the date of the conversion. The transaction was considered non-taxable by management for tax purposes. As a result of the in-kind contribution, the Hedged Quantamental Opportunities Fund issued 1,316,079 shares at a $10.00 per share NAV.

The Funds are managed by USA Mutuals Advisors, Inc. (the “Advisor”). The investment objective of the Vice Fund is long-term growth of capital. The investment objective of the Navigator Fund is capital appreciation and capital preservation with lower volatility throughout market cycles – highly correlated with the S&P 500 Index in bull markets, and less or negatively correlated in bear markets. The investment objective of the Hedged Quantamental Opportunities Fund is to produce positive absolute returns while reducing exposure to general equity market risk.

(2) Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(a) Investment Valuation

Securities traded on a national securities exchange are valued at the latest reported sale price on such exchange. Exchange traded securities and funds for which there were no transactions are valued at the latest bid prices. Mutual funds are valued at their respective NAVs.

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2018

All equity securities that are listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued using the NASDAQ Official Closing Price (“NOCP”). Debt securities, including U.S. Treasury Bills, are valued at the mean in accordance with prices furnished by a pricing service, subject to review by the Funds’ Advisor. Securities for which market quotations are not readily available and other assets for which market quotations do not accurately reflect fair value or if the value of a security held by the Funds has been materially affected by events occurring after the close of the applicable exchange or market on which the security is principally traded (e.g., a foreign exchange or market), may be valued at their fair value as determined by the Advisor under the supervision of the Funds’ Board of Trustees. When determining fair value, the following factors may be taken into consideration: (i) fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and the lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and the lowest ask price across the exchange where the option is traded. Non-exchange traded options will also be valued at the mean between bid and asked prices. Non-exchange traded options and options valued using mean prices when there were no trades as of measurement date will be classified as Level 2 investments. “Fair value” of other private options are valued by the Valuation Committee under the supervision of the Funds’ Board of Trustees.

Foreign securities will be priced in their local currencies as of the close of their primary exchange or market or as of the time a Fund calculates its NAV on the valuation date, whichever is earlier. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar using the applicable currency exchange rates as of the close of the New York Stock Exchange (the “NYSE”), generally 4:00 p.m. Eastern Time.

Futures contracts are valued on the basis of market quotations, if available. If the prices provided by the pricing service and independent quoted prices are unreliable, the futures contracts are valued by the Valuation Committee under the supervision of the Funds’ Board of Trustees. Futures are generally categorized as Level 1 of the fair value hierarchy.

On March 30, 2018, U.S. and certain other financial markets were closed, while some foreign markets were open. Price changes of securities in those foreign markets were immaterial to the Funds. The Funds’ securities were valued at the official closing price the last day the NYSE was open to maintain consistency with the Funds’ NAV calculations used for shareholder transactions.

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2018

The Funds have adopted fair valuation accounting standards which establish an authoritative definition of fair value and a three-tier hierarchy to distinguish between: (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs), and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs), and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the fair value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 – Valuations based on quoted prices for investments in active markets that the Funds have the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

Level 3 – Valuations based on significant unobservable inputs (including the Funds’ own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can vary between investments, and are affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Advisor, along with any other relevant factors in the calculation of an investment’s fair value. The Funds use prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are illiquid. Level 3 fair values are estimated and are priced by the Valuation Committee as delegated by the Board of Trustees, by relying on information provided by the underlying companies. In determining fair value, both qualitative and quantitative factors are considered. A majority of Level 3 investments as of March 31, 2018 are in the craft liquor industry. Inputs may include market information related to valuations of similar companies (generally based on cases sold), specific case sale information for each company, financial statements and other factors provided by the underlying companies. The valuation methodology used for the year ended March 31, 2018 considered cases sold, business plan forecasts compared to actual results, and the implementation of specific sales strategies. This approach is sensitive to changes in case sales and financial information. A decrease in these estimates and inputs would cause fair value to decrease. The Vice Fund also owns a corporate bond and warrants issued by Bio Soil Enhancers, Inc. The company is in the microbial soil enhancement industry. Valuation of the warrants uses the Black Scholes option valuation model, while the debt security is valued

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2018

based on the provided financial information. Future sales of Bio Soil Enhancers, Inc. will influence the price of the debt securities, as will history of monthly coupon payments. Because of the inherent uncertainty of valuations utilizing the above procedures, the estimated fair values may differ from the values that another party might estimate or that would have been used had a ready market for the investment existed. The differences could be material. The estimated fair values may also be influenced by various market trends and can fluctuate significantly.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Vice Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$226,851,924	$—	$—	$226,851,924
Preferred Stocks	—	6,480	3,875,000	3,881,480
Corporate Bond	—	—	—	—
Warrants	—	—	750	750
Short-Term Investment	3,814,861	—	—	3,814,861

Total*	$230,666,785	$6,480	$3,875,750	$234,549,015

*	Additional information regarding the industry classification of these investments is disclosed in the Portfolio of Investments.

There were no transfers into or out of Level 1, Level 2, or Level 3 fair value measurements during the reporting period for the Vice Fund. It is the Vice Fund’s policy to consider transfers into or out of Level 1, Level 2, or Level 3 as of the end of the reporting period.

The following is a reconciliation of the Vice Fund’s Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended March 31, 2018:

Fair Value Measurement Using Significant Unobservable Inputs (Level 3)	Investments in Securities Year Ended March 31, 2018
Fair Value as of March 31, 2017	$6,125,750
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in net unrealized appreciation (depreciation)	(2,250,000)
Purchases	—
Sales	—
Transfer into Level 3	—
Transfer out of Level 3	—

Fair Value as of March 31, 2018	$3,875,750

Total change in net unrealized (depreciation) relating to Level 3 investments still held at March 31, 2018	$(2,250,000)

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2018

The following is a summary of quantitative information about significant unobservable valuation inputs for the Vice Fund for Level 3 Fair Value Measurements for investments held as of March 31, 2018:

Investments	Fair Value as of March 31, 2018	Valuation Technique	Unobservable Inputs
Hawaii Sea Spirits LLC – Class C – Common	$—	Discounted Cash Flow	Projected Case Sales

Hawaii Sea Spirits LLC – Class C – Preferred	$3,500,000	Discounted Cash Flow	Projected Case Sales

Zodiac Spirits, LLC – Class A – Preferred	$375,000	Discounted Cash Flow	Projected Case Sales

Bio Soil Enhancers, Inc. – Corporate Bond	$—	Cash Flow	Projected Revenue

Bio Soil Enhancers, Inc. – Warrants	$750	Black Scholes	Projected Revenue Multiple

Navigator Fund

	Level 1	Level 2	Level 3	Total
Short-Term Investments
U.S. Treasury Bills	$—	$18,955,055	$—	$18,955,055
Investment Company	3,522,193	—	—	3,522,193

Total Short-Term Investments	$3,522,193	$18,955,055	$—	$22,477,248

Futures Contracts
Long Futures Contracts	$(1,329,388)	$—	$—	$(1,329,388)

Total Futures Contracts	$(1,329,388)	$—	$—	$(1,329,388)

There were no transfers into or out of Level 1, Level 2, or Level 3 fair value measurements during the reporting period for the Navigator Fund. It is the Navigator Fund’s policy to consider transfers into or out of Level 1, Level 2 or Level 3 as of the end of the reporting period.

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2018

Hedged Quantamental Opportunities Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$2,464,940	$—	$—	$2,464,940
Exchange Traded Funds	2,880,948	—	—	2,880,948
Purchased Options	70,490	—	—	70,490
Short-Term Investments	1,828,241	—	—	1,828,241

Total*	$7,244,619	$—	$—	$7,244,619

Securities Sold Short
Exchange Traded Funds	$(295,978)	$—	$—	$(295,978)

Futures Contracts
Long Futures Contracts	$7,938	$—	$—	$7,938
Short Futures Contracts	36,558	—	—	36,558

	$44,496	$—	$—	$44,496

*	Additional information regarding the industry classification of these investments is disclosed in the Portfolio of Investments.

There were no transfers into or out of Level 1, Level 2, or Level 3 fair value measurements during the reporting period for the Hedged Quantamental Opportunities Fund. It is the Hedged Quantamental Opportunities Fund’s policy to consider transfers into or out of Level 1, Level 2, or Level 3 as of the end of the reporting period.

(b) Federal Income Taxes

Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and will make the requisite distributions of income and capital gains to its shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

Management has reviewed the Funds’ tax positions for all tax periods open to examination by the applicable U.S. federal and state tax jurisdictions. As of and during the year or period ended March 31, 2018, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as interest and other expense, respectively, in the Statement of Operations. The statute of limitations on the Vice Fund’s tax returns remains open for the years ended March 31, 2015 through March 31, 2018 and since inception for the Navigator Fund and Hedged Quantamental Opportunities Fund.

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2018

As of March 31, 2018, the components of accumulated earnings on a tax basis for the Funds were as follows:

	Vice Fund	Navigator Fund	Hedged Quantamental Opportunities Fund
Cost basis of investments for federal income tax purposes	$171,323,935	$22,483,140	$7,328,445

Gross tax unrealized appreciation	88,529,276	—	104,393
Gross tax unrealized depreciation	(25,304,658)	(5,892)	(212,105)

Net tax unrealized appreciation (depreciation)	63,224,618	(5,892)	(107,712)

Undistributed ordinary income	544,252	144,102	346,905
Undistributed long-term gains	—	264,431	315,479

Total distributable earnings	544,252	408,533	662,384

Other accumulated losses	(1,455,291)	—	—

Total accumulated gains	$62,313,579	$402,641	$554,672

The difference between book-basis and tax-basis unrealized appreciation is attributed primarily to the tax deferral of losses on wash sales, straddles, partnership basis adjustments, and futures marked-to-market.

At March 31, 2018, the Funds did not have any capital loss carryforwards, and the Vice Fund deferred, on a tax basis, post-October losses of $1,203,052.

(c) Distributions to Shareholders

The Funds will distribute any net investment income and any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. The Funds may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2018

deduction (“equalization”). The tax character of distributions paid by the Funds during the year or period ended March 31, 2018 and year ended March 31, 2017 were as follows:

	Year or Period Ended March 31, 2018		Year or Period Ended March 31, 2017
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Vice Fund	$4,386,109	$3,027,882	$8,655,099	$30,558,377
Navigator Fund(1)	$23,685	$102,963	N/A	N/A
Hedged Quantamental Opportunities Fund(2)	$33,835	$75,522	N/A	N/A

(1)	For the period from October 13, 2017 through March 31, 2018.
(2)	For the period from October 16, 2017 through March 31, 2018.

(d) Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e) Share Valuation

The NAV per share of the Funds is calculated by dividing the sum of the value of the securities held by a Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading.

(f) Short Positions

Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current fair value of the short positions. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which could differ from the amount reflected in the Statement of Assets and Liabilities. A Fund is liable for any dividends or interest payable on securities while those securities are in a short position. As collateral for its short positions, a Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities. These segregated assets are valued consistent with Note 2(a) above. The amount of segregated assets is required

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2018

to be adjusted daily to reflect changes in the fair value of the securities sold short. During the year or period ended March 31, 2018, the Vice Fund and Navigator Fund were not invested in short positions. During the period ended March 31, 2018, the Hedged Quantamental Opportunities Fund was invested in short positions, and pledged $100,000 of cash and cash equivalents as collateral for securities sold short.

(g) Options

The Funds may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, a Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, a Fund has the obligation to sell the security at the exercise price during the exercise period. As a holder of a put option, a Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, a Fund has the obligation to buy the underlying security at the exercise price during the exercise period. The premium that a Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the fair value of an option. A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period. An option that is purchased or written by a Fund is generally valued at the composite price based on the last trade on a given business day or, if there are no trades for the option, composite option pricing calculates the mean of the highest bid price and the lowest ask price across the exchange where the option is traded. Non-exchange traded options will also be valued at the mean between bid and asked prices. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gains from written options. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether a Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by a Fund.

A Fund may use options to generate income and to hedge against losses caused by declines in the prices of stocks in its portfolio or for any other permissible purpose consistent with a Fund’s investment objective. A risk of using derivatives is that the counterparty to a derivative may fail to comply with their obligation to a Fund. During the year or period ended March 31, 2018, the Vice Fund and Hedged Quantamental Opportunities Fund were invested in option contracts.

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2018

(h) Derivative Instruments

The Funds have adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Funds’ Statements of Assets and Liabilities and Statements of Operations. Only the current day variation margin on futures contracts is separately reported within the Funds’ Statements of Assets and Liabilities. The cumulative unrealized appreciation/depreciation of futures contracts is reported on the Funds’ Schedules of Futures Contracts.

Since the derivatives held long or short are for speculative trading purposes, the derivative instruments are not designated as hedging instruments. Accordingly, all realized gains and losses, as well as any change in net unrealized gains or losses on open contracts from the preceding period, are recognized as part of realized and unrealized gain (loss) in the Funds’ Statements of Operations.

The following tables present derivative assets and liabilities net of amounts available for offset and net of related collateral received or pledged, if any, as of March 31, 2018.

Navigator Fund
Assets:
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts Presented in the Statement of Assets & Liabilities	Gross Amounts not offset in the Statement of Assets & Liabilities		Net Amount
Description				Financial Instruments	Collateral Pledged (Received)
Futures contracts(a)	$329,220	$—	$329,220	$—	$—	$329,220

Hedged Quantamental Opportunities Fund
Liabilities:
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts Presented in the Statement of Assets & Liabilities	Gross Amounts not offset in the Statement of Assets & Liabilities		Net Amount
Description				Financial Instruments	Collateral Received (Pledged)
Futures contracts(a)	$20,940	$—	$20,940	$—	$(20,940)	$—

(a)

Reflects the current day variation margin for futures contracts. Unrealized appreciation (depreciation) is reported on the Funds’ Schedule of Futures Contracts. Collateral presented may not represent the full balance of amounts pledged or received. See the Portfolios of Investments and the Statements of Assets and Liabilities for additional information on collateral as of March 31, 2018.

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2018

The following table presents the fair value of derivative instruments for the Funds at March 31, 2018 as presented on the Funds’ Statements of Assets and Liabilities. The Vice Fund did not hold any derivative instruments as of March 31, 2018.

	Fair Value		Net Unrealized Gain (Loss) on Open Positions
Derivatives not accounted for as hedging instruments	Assets	Liabilities
Navigator Fund
Futures Contracts(a)
Long Contracts
Stock Indices	$—	$1,329,388	$(1,329,388)

Total Long Contracts	—	1,329,388	(1,329,388)

Total Futures Contracts	$—	$1,329,388	$(1,329,388)

Hedged Quantamental Opportunities Fund
Futures Contracts(a)
Long Contracts
Currencies	$9,953	$5,368	$4,585
Interest Rates	3,353	—	3,353

Total Long Contracts	13,306	5,368	7,938

Short Contracts
Currencies	506	2,888	(2,382)
Interest Rates	—	5,062	(5,062)
Stock Indices	44,002	—	44,002

Total Short Contracts	44,508	7,950	36,558

Total Futures Contracts	$57,814	$13,318	$44,496

Purchased Option Contracts	$70,490	$—	$24,287

(a)

Reflects the cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Funds’ Schedules of Open Futures Contracts. Only the current day variation margin for futures contracts is separately reported within the Funds’ Statements of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2018

The following table presents the trading results of the derivative trading and information related to the volume of the Funds’ derivative activity for the period ended March 31, 2018. The below captions of “Net Realized” and “Net Change in Unrealized” correspond to the captions in the Funds’ Statements of Operations.

	Gain (Loss) from Trading
	Net Realized	Net Change in Unrealized
Vice Fund
Purchased Option Contracts	$(2,991)	$—

Written Option Contracts	$767,574	$528,754

Navigator Fund
Futures Contracts
Stock Indices	$1,941,712	$(1,329,388)

Total Futures Contracts	$1,941,712	$(1,329,388)

Hedged Quantamental Opportunities Fund
Futures Contracts
Currencies	$(31,018)	$2,203
Interest Rates	(5,417)	(1,709)
Stock Indices	(54,933)	44,002

Total Futures Contracts	$(91,368)	$44,496

Purchased Option Contracts	$(15,846)	$24,287

The average monthly notional amount is shown as an indicator of volume. The average monthly notional amounts during the period were:

	Average Notional Amount
	Long Contracts	Short Contracts
Vice Fund
Option Contracts	$—	$2,158,573

	Long Contracts	Short Contracts
Navigator Fund
Futures Contracts	$23,284,643	$—

	Long Contracts	Short Contracts
Hedged Quantamental Opportunities Fund
Futures Contracts	$2,331,926	$3,208,576
Option Contracts	$115,615	$—

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2018

The average notional amounts reflect the period ended March 31, 2018. Please refer to the Funds’ prospectuses for a listing of risks associated with these investments.

(i) Other

Investment transactions and shareholder transactions are accounted for on the trade date. The Funds determine the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations. Expenses incurred by the Funds that do not relate to a specific Fund or Class are allocated to the individual Funds and Classes based on each Fund’s and Class’s relative net assets or other appropriate basis (as determined by the Board of Trustees).

Distributions received from the Funds’ investments in real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain, or a return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. The Funds must use estimates in reporting the character of their income and distributions for financial statement purposes. The actual character of distributions to the Funds’ shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by the Funds’ shareholders may represent a return of capital.

(j) Foreign Currency Translation

Values of investments denominated in foreign currencies are translated to U.S. dollars using a spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of the securities held. Such gains or losses are included with the net realized and unrealized gain or (loss) from investments, as appropriate.

Reported net realized foreign exchange gains or losses are from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign with-holding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at March 31, 2018, resulting from changes in exchange rates.

Foreign securities may involve more risks than those associated with U.S. investments. The economies of foreign countries may differ from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, and resource

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2018

self- sufficiency. Additional risks include currency fluctuations, political and economic instability, imposition of foreign withholding taxes, differences in financial reporting standards and less stringent regulation of securities markets.

(k) Reclassifications of Capital Accounts

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share.

For the year or period ended March 31, 2018, the following table shows the reclassifications made:

	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-in Capital
Vice Fund(1)	$(397)	$(1,174,656)	$1,175,053
Navigator Fund(2)	$77,143	$(77,143)	$—
Hedged Quantamental Opportunities Fund(3)	$17,695	$578,772	$(596,467)

(1)	Due to equalization and foreign currency gain/loss.
(2)	Due to netting ordinary losses against short-term gains.
(3)	Due to foreign currency gain/loss, net operating loss and transfer in-kind adjustments.

(l) Subsequent Events

In preparing these financial statements, management has performed an evaluation of subsequent events after March 31, 2018 through the date the financial statements were issued. Effective May 31, 2018, Compass Distributors, LLC will replace Quasar Distributors, LLC as the Funds’ distributor.

(m) Offering Costs

Offering Costs are capitalized and expensed over 12 months on a straight-line basis and are subject to the expense waiver and reimbursement agreement. See Note 3. During the period ended March 31, 2018, the Navigator Fund and Hedged Quantamental Opportunities Fund expensed $38,870 and $38,248, respectively. At March 31, 2018, the remaining amount of offering costs to be expensed amounted to $25,404 for the Navigator Fund and $32,355 for the Hedged Quantamental Opportunities Fund.

(n) Organization Expenses

Expenses incurred by the Navigator Fund and Hedged Quantamental Opportunities Fund in connection with their organization were expensed as incurred. Subsequent to its formation, each Fund incurred organizational costs, which were reimbursed by the Advisor, of $21,724 for the Navigator Fund and $26,943 for the Hedged Quantamental Opportunities Fund for the period ended March 31, 2018. These expenses are subject to potential recovery by the Advisor. See Note 3.

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2018

(3)	Transactions with Affiliates

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Advisor, with whom officers of the Trust are affiliated, to furnish investment advisory services to the Funds.

Under the terms of the Agreement, the Advisor is entitled to receive a fee as follows:

	Annual Advisory Fee as a Percentage of the Average Daily Net Assets of the Fund	Management Fees for the Year or Period Ended March 31, 2018(1)
Vice Fund	0.95%	$2,232,063
Navigator Fund	1.75%	172,160
Hedged Quantamental Opportunities Fund	1.25%	51,642

(1)

For the year ended March 31, 2018 for the Vice Fund, the period from October 13, 2017 through March 31, 2018 for the Navigator Fund, and the period from October 16, 2017 through March 31, 2018 for the Hedged Quantamental Opportunities Fund.

Pursuant to an expense waiver and reimbursement agreement between the Advisor and the Trust, on behalf of the Vice Fund, the Advisor has contractually agreed effective through July 31, 2018, to waive its management fee and/or reimburse the Vice Fund to ensure that the total annual operating expenses for the Vice Fund, as a percentage of the Vice Fund’s average daily net assets (excluding front-end or contingent deferred sales loads, shareholder servicing plan fees, taxes, interest and dividends on short positions, brokerage, acquired fund fees and expenses, extraordinary expenses and class specific expenses like distribution (12b-1) fees) do not exceed 1.24%.

Pursuant to an expense waiver and reimbursement agreement between the Advisor and the Trust, on behalf of the Navigator Fund, the Advisor has contractually agreed effective through July 31, 2019, to waive its management fee and/or reimburse the Navigator Fund to ensure that the total annual operating expenses for the Navigator Fund, as a percentage of the Navigator Fund’s average daily net assets (excluding front-end or contingent deferred sales loads, shareholder servicing plan fees, taxes, interest and dividends on short positions, brokerage, acquired fund fees and expenses, extraordinary expenses and class specific expenses like distribution (12b-1) fees) do not exceed 1.99%.

Pursuant to an expense waiver and reimbursement agreement between the Advisor and the Trust, on behalf of the Hedged Quantamental Opportunities Fund, the Advisor has contractually agreed effective through July 31, 2019, to waive its management fee and/or reimburse the Hedged Quantamental Opportunities Fund to ensure that the total annual operating expenses for the Hedged Quantamental Opportunities Fund, as a percentage of the Hedged Quantamental Opportunities Fund’s average daily net assets (excluding front-end or contingent deferred sales loads, shareholder servicing plan fees, taxes,

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2018

interest and dividends on short positions, brokerage, acquired fund fees and expenses, extraordinary expenses and class specific expenses like distribution (12b-1) fees) do not exceed 1.29%.

For the period ended March 31, 2018, the following amounts were waived for each of the Funds:

Expenses Waived and Reimbursed by Advisor for the Year or Period Ended March 31, 2018(1)
Vice Fund	$85,716
Navigator Fund	114,631
Hedged Quantamental Opportunities Fund	128,394

(1)

For the year ended March 31, 2018 for the Vice Fund, the period from October 13, 2017 through March 31, 2018 for the Navigator Fund, and the period from October 16, 2017 through March 31, 2018 for the Hedged Quantamental Opportunities Fund.

Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Funds’ expense limitation cap, provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three years from the month in which the fee was waived or reimbursed. Expenses will only be recouped if the current expense ratio is lower than the expense cap in place at the time such expense was waived.

The following table shows the remaining waived or reimbursed expenses in the Funds subject to potential recoupment expiring in:

	Vice Fund	Navigator Fund	Hedged Quantamental Opportunities Fund
2019	$—	N/A	N/A
2020	$11,092	N/A	N/A
2021	$85,716	$114,631	$128,394

During the period April 1, 2017 through March 30, 2018 a Trustee of the Trust served on the Board of Trustees who was affiliated with U.S. Bancorp Fund Services, LLC (“USBFS”) and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Funds. He resigned and was replaced by a Trustee on March 31, 2018 who is not affiliated with USBFS or U.S. Bank, N.A.

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2018

For the period ended March 31, 2018, the Funds incurred the following fees for administration, fund accounting, custody fees and transfer agent fees and expenses:

	Administration, Fund Accounting, and Custody Fees for the Year or Period Ended March 31, 2018(1)	Transfer Agent Fees and Expenses for the Year or Period Ended March 31, 2018(1)
Vice Fund	$264,988	$176,173
Navigator Fund	12,417	7,942
Hedged Quantamental Opportunities Fund	6,707	3,974

(1)

For the year ended March 31, 2018 for the Vice Fund, the period from October 13, 2017 through March 31, 2018 for the Navigator Fund, and the period from October 16, 2017 through March 31, 2018 for the Hedged Quantamental Opportunities Fund.

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”) on behalf of the Vice Fund which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of up to 0.50% of the Vice Fund’s average daily net assets for Investor Class shares and 1.00% for Class C shares for services to prospective Vice Fund shareholders and distribution of Fund shares. For the 12-month period covered by this report, the Vice Fund’s Board of Trustees has authorized a Rule 12b-1 distribution fee of only 0.25% for Class A shares. The expenses covered by the 12b-1 Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Vice Fund. Payments made pursuant to the 12b-1 Plan will represent compensation for distribution and service activities. Quasar Distributors, LLC is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A.

For the year ended March 31, 2018, the amounts accrued in the Vice Fund were as follows:

Distribution Plan Accruals
Investor Class	Class A	Class C
$479,930	$41,015	$167,954

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2018

The following issuer was affiliated with the Vice Fund, as the Vice Fund held 5% or more of the outstanding voting securities of the issuer during the year ended March 31, 2018. No issuers were affiliated with the Navigator Fund or the Hedged Quantamental Opportunities Fund during the period ended March 31, 2018. Michael Loukas, President of the Trust, represents a Series A Preferred Member on the Board of Managers of Zodiac Spirits, LLC. See Section 2(a)(3) of the 1940 Act.

Vice Fund	Zodiac Spirits, LLC- Class A
March 31, 2017
Balance
Shares	5,000
Cost	$5,000,000
Value	$375,000

Gross Additions
Shares	—
Cost	$—

Gross Deductions
Shares	—
Cost	$—
Proceeds	$—

March 31, 2018
Balance
Shares	5,000
Cost	$5,000,000
Value	$375,000

Net realized gain (loss)	$—

Change in net unrealized appreciation (depreciation)	$—

Dividend income	$—

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2018

(4)   Capital Share Transactions

Transactions in shares of the Vice Fund Institutional Class were as follows:

	Year Ended March 31, 2018		Year Ended March 31, 2017
	Amount	Shares	Amount	Shares
Beginning shares		109,968		3,962

Shares sold	$9,014,439	295,581	$3,752,586	125,688
Shares issued to holders in reinvestment of distributions	313,838	9,799	215,124	8,004
Shares redeemed	(1,359,188)	(43,539)	(847,743)	(27,686)

Net increase	$7,969,089	261,841	$3,119,967	106,006

Ending shares		371,809		109,968

Transactions in shares of the Vice Fund Investor Class were as follows:

	Year Ended March 31, 2018		Year Ended March 31, 2017
	Amount	Shares	Amount	Shares
Beginning shares		6,826,117		6,114,165

Shares sold	$16,823,917	538,659	$33,086,488	1,092,373
Shares issued to holders in reinvestment of distributions	5,843,890	184,521	31,638,210	1,179,686
Shares redeemed	(52,075,066)	(1,691,922)	(46,609,737)	(1,560,107)

Net increase (decrease)	$(29,407,259)	(968,742)	$18,114,961	711,952

Ending shares		5,857,375		6,826,117

Transactions in shares of the Vice Fund Class A were as follows:

	Year Ended March 31, 2018		Year Ended March 31, 2017
	Amount	Shares	Amount	Shares
Beginning shares		573,643		596,902

Shares sold	$2,314,946	73,854	$2,580,695	84,738
Shares issued to holders in reinvestment of distributions	460,002	14,592	2,613,390	97,861
Shares redeemed	(4,424,739)	(144,194)	(6,150,480)	(205,858)
Other transactions(1)		—	3,681	—

Net decrease	$(1,649,791)	(55,748)	$(952,714)	(23,259)

Ending shares		517,895		573,643

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2018

Transactions in shares of the Vice Fund Class C were as follows:

	Year Ended March 31, 2018		Year Ended March 31, 2017
	Amount	Shares	Amount	Shares
Beginning shares		599,957		579,315

Shares sold	$854,683	28,166	$1,738,598	57,582
Shares issued to holders in reinvestment of distributions	422,086	13,589	2,546,724	97,349
Shares redeemed	(3,588,820)	(119,087)	(3,960,420)	(134,289)
Other transactions(1)		—	481	—

Net increase (decrease)	$(2,312,051)	(77,332)	$325,383	20,642

Ending shares		522,625		599,957

Total increase (decrease) for the Fund	$(25,400,012)		$20,607,597

(1)	Reimbursement from USA Mutuals Advisors, Inc. due to NAV error.

Transactions in shares of the Navigator Fund Institutional Class were as follows:

	Period Ended March 31, 2018(1)
	Amount	Shares
Beginning shares		—

Shares sold	$5,789,285	272,195
Shares issued from transfer in-kind	19,863,326	993,166
Shares issued to holders in reinvestment of distributions	126,648	6,063
Shares redeemed	(3,056,833)	(142,325)

Net increase	$22,722,426	1,129,099

Ending shares		1,129,099

(1)	Commencement of operations was October 13, 2017.

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2018

Transactions in shares of the Hedged Quantamental Opportunities Fund Institutional Class were as follows:

	Period Ended March 31, 2018(2)
	Amount	Shares
Beginning shares		—

Shares sold	$476,592	47,430
Shares issued from transfer in-kind	13,160,792	1,316,079
Shares issued to holders in reinvestment of distributions	109,357	10,732
Shares redeemed	(6,473,303)	(646,300)

Net increase	$7,273,438	727,941

Ending shares		727,941

(2)	Commencement of operations was October 16, 2017.

(5) Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, option transactions, derivative instruments, short sales and transfer in-kind transactions (as applicable), are summarized below:

	Vice Fund	Navigator Fund	Hedged Quantamental Opportunities Fund
Purchases	$45,540,619	$—	$18,646,919
Sales	71,765,240	—	20,356,635

Purchases and sales of U.S. government securities are summarized below:

	Vice Fund	Navigator Fund	Hedged Quantamental Opportunities Fund
Purchases	$—	$18,866,356	$—
Sales	—	14,750,000	1,994,944

(6)	Credit Facility

U.S. Bank, N.A. has made available to the Vice Fund an unsecured credit facility pursuant to a Loan and Security Agreement for the Fund which matures, unless renewed, on March 5, 2019. The line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, covenants, and the right of setoff on the Fund’s assets, in connection with shareholder redemptions. The Vice Fund may borrow up to the lesser of $8,500,000 or certain percentage amounts based on the net assets of the Fund.

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2018

The interest rate paid by the Vice Fund on outstanding borrowings is equal to the Prime Rate. As of March 31, 2018, the Prime Rate was 4.75%. During the year ended March 31, 2018, the Fund did not borrow from the credit facility.

(7)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2018, Pony Master LLC owned 28.43% of the outstanding shares of the Navigator Fund, and National Financial Services, LLC, for the benefit of its customers, owned 64.36% of the outstanding shares of the Hedged Quantamental Opportunities Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

USA Mutuals

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, schedule of securities sold short (as applicable), and schedules of futures contracts (as applicable), of USA Mutuals comprising USA Mutuals Vice Fund, USA Mutuals Navigator Fund, and USA Mutuals/WaveFront Hedged Quantamental Opportunities Fund (the “Funds”) as of March 31, 2018, and the related statements of operations and changes in net assets and financial highlights for each of the periods indicated in the period then ended, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2018, the results of their operations, changes in their net assets and financial highlights for each of the periods indicated in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of March 31, 2018, by correspondence with the custodian and brokers or by other auditing procedures as appropriate in the circumstances. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2009.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

May 30, 2018

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

The Board of Trustees (the “Trustees”) of USA Mutuals (the “Trust”) met in person on August 29, 2017 (the “Meeting”) to consider the approval of the Amended and Restated Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the USA Mutuals Navigator Fund (the “Navigator Fund”) and the USA Mutuals/WaveFront Hedged Quantamental Opportunities Fund (the “WaveFront Fund” and, together with the Navigator Fund, the “Funds”), each a series of the Trust, and USA Mutuals Advisors, Inc., the Funds’ investment advisor (the “Advisor”). In advance of the Meeting, the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), requested and received materials to assist them in considering the approval of the Agreement, including a written response by the Advisor to specific questions forwarded by the Trust’s outside legal counsel on behalf of the Independent Trustees. The materials provided contained information with respect to the factors noted below, including copies of the Agreement and the Trust’s amended and restated expense waiver and reimbursement agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of the Agreement, detailed comparative information relating to the performance, management fees and other expenses of the proposed Navigator and WaveFront Funds, fund distribution information and due diligence materials relating to the Advisor. Based on their evaluation of the information provided by the Advisor, in conjunction with the Funds’ other service providers, the Trustees, by a unanimous vote (including a separate vote of the Independent Trustees), approved the Agreement for an initial two-year term following the commencement of operations of each Fund.

DISCUSSION OF FACTORS CONSIDERED

In considering the approval of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED TO THE FUNDS

The Trustees considered the nature, extent and quality of services to be provided by the Advisor to the Navigator Fund and WaveFront Fund and the amount of time that would be devoted by the Advisor’s staff to each Fund’s operations. The Trustees considered the Advisor’s specific responsibilities in all aspects of day-to-day management of each Fund, as well as the qualifications, experience and responsibilities of key personnel at the Advisor who would be involved in the day-to-day activities of each Fund. The Trustees reviewed the structure of the Advisor’s compliance program as previously reviewed at other meetings by the Board and commitment to the growth of Fund assets based upon information provided by the Advisor in response to a supplemental Section 15(c) request, which

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

was included in the Meeting materials, as well as information provided by the Advisor in response to a Section 15(c) request which was reviewed by the Board at a previous meeting held on May 24, 2017. The Trustees also noted any services that extended beyond portfolio management and they considered the overall capability of the Advisor. The Trustees noted they had been assured by the Trust’s Chief Compliance Officer in her reports to the Board made throughout the past year that the Advisor’s policies and procedures and compliance program continued to be compliant with Rule 206(4)-7(a) promulgated under the Investment Advisers Act of 1940, as amended. The Trustees concluded that the Advisor had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the investment advisory agreement and that the nature, overall quality and extent of the management services to be provided to the Navigator Fund and WaveFront Fund were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE ADVISOR

In assessing the portfolio management services to be provided by the Advisor, the Trustees first considered the investment management experience of Mr. Steven Goldman, portfolio manager for the Navigator Fund. The Trustees noted the Advisor does not currently manage any accounts with investment strategies substantially similar to that which would be applied to the Navigator Fund, but that Mr. Goldman manages accounts with investment strategies substantially similar to that which would be applied to the Navigator Fund. The Trustees then considered the investment management experience of Mr. Roland Austrup, Mr. Ryan Butz, Mr. Mark Adams and Mr. John Lukovich, portfolio managers for WaveFront Global Asset Management Corporation (“WaveFront”), the WaveFront Fund’s proposed sub-advisor, who would serve as the WaveFront Fund’s portfolio managers. The Trustees noted the Advisor does not currently manage any accounts with investment strategies substantially similar to that which would be applied to the WaveFront Fund, but that Mr. Roland Austrup, Mr. Ryan Butz, Mr. Mark Adams and Mr. John Lukovich have managed and currently manage accounts with investment strategies similar to the WaveFront Fund.

After considering all of the information, the Trustees concluded that the Navigator Fund and WaveFront Fund and their shareholders were likely to benefit from the Advisor’s management.

3.	COSTS OF SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY THE ADVISOR

The Trustees then considered the cost of services and the structure of the Navigator Fund’s proposed management fee, including a review of the expense analyses and

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

other pertinent material with respect to the Fund. The Trustees reviewed statistical information and other materials provided in the Meeting materials, including the comparative expenses, expense components and peer group selection. The Trustees considered data relating to the cost structure of the Navigator Fund relative to the peer group of U.S. fund managed futures, as compiled by Morningstar, which had been included in the Meeting materials. The Board considered the Navigator Fund’s proposed management fee of 1.75%, noting that the fee fell between the third and fourth quartiles for its peer group in the U.S. fund managed futures category, above the peer group average of 1.37%, which fell into the third quartile. The Board further noted that the Advisor had agreed to waive its management fees and/or reimburse fund expenses for an initial one-year term following the commencement of operations of the Navigator Fund, so that total annual fund operating expenses for the Fund do not exceed 2.00% of the Fund’s average daily net assets. The proposed limit on annual fund operating expenses put the Navigator Fund’s net expense ratio of 2.00% into the fourth quartile, above the peer group average in the U.S. fund managed futures category of 1.63%, which fell into the second quartile. The Trustees also considered the overall profitability of the Advisor that may result from its management of the Navigator Fund, noting that the Advisor may need to subsidize the Fund’s operations during the initial start-up period. The Trustees also examined the level of profits that could be expected to accrue to the Advisor from the fees payable under the investment advisory agreement with respect to the Navigator Fund.

The Trustees then considered the cost of services and the structure of the WaveFront Fund’s proposed management fee, including a review of the expense analyses and other pertinent material with respect to the Fund. The Trustees reviewed statistical information and other materials provided in the Meeting materials, including the comparative expenses, expense components and peer group selection. The Trustees considered data relating to the cost structure of the WaveFront Fund relative to the peer group of U.S. open-end long/short equity funds, as compiled by Morningstar, which had been included in the Meeting materials. The Board considered the WaveFront Fund’s proposed management fee of 1.25%, noting that the fee fell between the second and third quartiles for its peer group in the long/short equity category, below the peer group average of 1.29%, which fell into the third quartile. The Board further noted that the Advisor had agreed to waive its management fees and/or reimburse fund expenses for an initial one-year term following the commencement of operations of the WaveFront Fund, so that total annual fund operating expenses for the Fund do not exceed 1.29% of the Fund’s average daily net assets. The proposed limit on annual fund operating expenses put the WaveFront Fund’s net expense ratio of 1.29% into the first quartile, below the peer group average in the long/short equity category of 1.56%, which fell into the third quartile. The Trustees also considered the overall profitability of the Advisor that may result

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

from its management of the WaveFront Fund, noting that the Advisor may need to subsidize the Fund’s operations during the initial start-up period. The Trustees also examined the level of profits that could be expected to accrue to the Advisor from the fees payable under the investment advisory agreement with respect to the WaveFront Fund.

The Trustees concluded that each Fund’s expenses and the fees to be paid to the Advisor were fair and reasonable in light of the comparative expense and management fee information and the investment management services to be provided to the Funds by the Advisor. The Trustees further concluded that the Advisor’s profit, if any, from sponsoring the Funds would not be excessive.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUNDS GROW

The Trustees concluded that the potential economies of scale that the Navigator Fund and WaveFront Fund might realize would be achievable under the structure of the proposed management fees and each Fund’s expenses. With respect to the Advisor’s fee structure and any applicable expense waivers, the Trustees concluded that the potential economies of scale with respect to the Funds were acceptable.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be received by the Advisor from its association with the Funds. The Trustees concluded that the benefits the Advisor may receive, such as greater name recognition or the ability to attract additional investor assets, appear to be reasonable, and in many cases may benefit the Funds.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the Agreement, the Trustees did not identify any one factor as all-important, but rather considered all of these factors collectively in light of each Fund’s surrounding circumstances. Based on this review, it was the judgment of the Trustees, including a majority of the Independent Trustees, that the approval of the Agreement was in the best interests of the Funds and their shareholders.

BASIS FOR TRUSTEES’ APPROVAL OF SUB-ADVISORY AGREEMENT

The Trustees of the Trust also met in person on August 29, 2017 to consider the approval of a sub-advisory agreement (the “WaveFront Sub-Advisory Agreement”) for the WaveFront Fund, a series of the Trust, to be entered into between the Advisor and WaveFront, the WaveFront Fund’s proposed sub-advisor. In advance of the Meeting, the

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), requested and received materials to assist them in considering the approval of the WaveFront Sub-Advisory Agreement. The materials provided contained information with respect to the factors noted below, including a copy of the WaveFront Sub-Advisory Agreement and a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of the WaveFront Sub-Advisory Agreement. The Trustees reviewed and discussed the Due Diligence Questionnaire completed by WaveFront, and also reviewed WaveFront’s financial statements. The Trustees also considered information provided by WaveFront in the Meeting materials relating to WaveFront’s compliance program, including a memorandum providing a compliance program summary, the written code of ethics and proxy voting policy. Based on their evaluation of the information provided by WaveFront, in conjunction with the WaveFront Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Independent Trustees), approved the WaveFront Sub-Advisory Agreement for an initial two-year term following the commencement of operations of the WaveFront Fund.

In considering the approval of the WaveFront Sub-Advisory Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY THE SUB-ADVISOR TO THE FUND

The Trustees considered the nature, extent and quality of services to be provided by WaveFront to the WaveFront Fund. The Trustees considered WaveFront’s specific responsibilities in all aspects of day-to-day management of the WaveFront Fund’s assets, as well as the qualifications, experience and responsibilities of Mr. Roland Austrup, Mr. Ryan Butz, Mr. Mark Adams and Mr. John Lukovich, portfolio managers for WaveFront, who would serve as the portfolio managers for the WaveFront Fund. The Trustees concluded that WaveFront had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the WaveFront Sub-Advisory Agreement and that the nature, overall quality and extent of the management services to be provided to the WaveFront Fund were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUND AND THE SUB-ADVISOR

In assessing the portfolio management services to be provided by WaveFront, the Board considered the qualifications, background and experience of Mr. Roland Austrup, Mr. Ryan Butz, Mr. Mark Adams and Mr. John Lukovich and the performance of the limited partnership by WaveFront with Mr. Butz as portfolio manager, using the same

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

strategy to that which would be applied by WaveFront to manage the Fund. The Trustees concluded that the WaveFront Fund and its shareholders were likely to benefit from WaveFront’s management.

3.	COSTS OF SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY THE SUB-ADVISOR

The Trustees reviewed and considered the sub-advisory fees payable by the Advisor to WaveFront under the WaveFront Sub-Advisory Agreement. Since WaveFront’s sub-advisory fees would be paid by the Advisor, the overall advisory fee paid by the WaveFront Fund would not be directly affected by WaveFront’s sub-advisory fee. Consequently, the Trustees did not consider the costs of services to be provided by WaveFront or the profitability of its relationship with the WaveFront Fund to be material factors for consideration given that WaveFront is not affiliated with the Advisor and, therefore, the sub-advisory fees were negotiated on an arm’s-length basis. Based on all these factors, the Trustees concluded that the sub-advisory fees to be paid to WaveFront by the Advisor were reasonable in light of the services to be provided by WaveFront under the WaveFront Sub-Advisory Agreement.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

Since the sub-advisory fees payable to WaveFront would not be paid by the WaveFront Fund, the Trustees did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the Fund’s assets increase.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be received by WaveFront from its association with the WaveFront Fund. The Trustees concluded that the benefits that WaveFront may receive appear to be reasonable, and in many cases may benefit the WaveFront Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the WaveFront Sub-Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered all of these factors collectively in light of the WaveFront Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the WaveFront Sub-Advisory Agreement, including the sub-advisory fees, as being in the best interests of the WaveFront Fund and its shareholders.

ADDITIONAL INFORMATION (Unaudited)

Information about Trustees

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Trustees. Information pertaining to the Trustees of the Funds is set forth below. The Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-866-264-8783.

Non-Interested Trustees

Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios Overseen by Trustee	Other Directorships Held by Trustee
Michael D. Akers, Ph.D. 615 E. Michigan Street Milwaukee, WI 53202 Year of Birth: 1955	Independent Trustee	Indefinite term; Since 2001	Professor, Department of Accounting, Marquette University (2004 - present); Chair, Department of Accounting, Marquette University (2004 - 2017)	3	Independent Trustee, Trust for Professional Managers (an open-end investment company with thirty portfolios)

Gary A. Drska 615 E. Michigan Street Milwaukee, WI 53202 Year of Birth: 1956	Independent Trustee	Indefinite term; Since 2001	Pilot, Frontier/ Midwest Airlines (Airline Company) (1986 - present)	3	Independent Trustee, Trust for Professional Managers (an open-end investment company with thirty portfolios)

Interested Trustee and Officers

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios Overseen by Trustee	Other Directorships Held by Trustee*
Rick Sapio* Plaza of the Americas 700 North Pearl Street Suite 900 Dallas, TX 75201 Year of Birth: 1964	Trustee and Chairperson	Indefinite term; Since 2018	President, Mutual Capital Alliance, Inc. (1994 - present)	3	N/A

*

Mr. Sapio is an “interested person” of the Trust as defined by the 1940 Act. Mr. Sapio is an interested person of the Trust by virtue of the fact that he is an interested person of USA Mutuals Advisors, Inc., the Funds’ investment advisor.

ADDITIONAL INFORMATION (Unaudited) (Continued)

Interested Trustee and Officers (Continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Michael N. Loukas Plaza of the Americas 700 N. Pearl Street, Suite 900 Dallas, TX 75201 Year of Birth: 1972	President	Indefinite term; Since 2016	President, USA Mutuals Advisors, Inc. (July 2016 - present); Managing Principal, WaveFront Capital Management, L.P. (2013 - July 2016); Head of Marketing, Evolution Realty Capital (2011 - 2013)

Jordan Waldrep Plaza of the Americas 700 North Pearl Street Suite 900 Dallas, TX 75201 Year of Birth: 1975	Treasurer	Indefinite term; Since 2017	Treasurer, USA Mutuals Advisors, Inc. (September 2017 - present); Portfolio Manager, USA Mutuals Advisors, Inc. (August 2017 - present); Portfolio Manager for Blackfin Capital (March 2014 - August 2017); Analyst & Trader for Hourglass Capital (June 2008 - December 2013).

Emily R. Enslow 615 E. Michigan Street Milwaukee, WI 53202 Year of Birth: 1986	Secretary	Indefinite term; Since 2015	Assistant Vice President, U.S. Bancorp Fund Services, LLC (July 2013 - present); Proxy Voting Coordinator and Class Action Administrator, Artisan Partners Limited Partnership (September 2012 - July 2013)

Ann Marie Swanson Plaza of the Americas 700 N. Pearl Street, Suite 900 Dallas, TX 75201 Year of Birth: 1965	Chief Compliance Officer	Indefinite term; Since 2017	Director, Alaric Compliance Services (2015 - present); Vice President / Chief Compliance Officer, Thomas Partners Investment Management (2013 - 2015); Senior Vice President / Chief Compliance Officer, Aletheia Research and Management (2010 - 2013)

Tax Information

The Vice Fund designates 67.64%, the Navigator Fund designates 0% and the Hedged Quantamental Opportunities Fund designates 0% of its ordinary income distribution for the period ended March 31, 2018(1) as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended March 31, 2018(1), 59.70% of the dividends paid from net ordinary income for the Vice Fund, 0% of the dividends paid from net ordinary income for the Navigator Fund, and 5.27% of the dividends paid from net ordinary income for the Hedged Quantamental Opportunities Fund qualifies for the dividends received deduction available to corporate shareholders.

ADDITIONAL INFORMATION (Unaudited) (Continued)

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Vice Fund was 47.48%, and 100.00% for each of the Navigator and Hedged Quantamental Opportunities Funds, for the period ended March 31, 2018(1).

(1)

For the year ended March 31, 2018 for the Vice Fund, for the period October 13, 2017 through March 31, 2018 for the Navigator Fund and for the period October 16, 2017 through March 31, 2018 for the Hedged Quantamental Opportunities Fund.

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any advisor, sub-advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectuses, other factors bearing on this report include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by the advisor or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

PROXY VOTING POLICIES AND PROCEDURES (Unaudited)

The Funds have adopted proxy voting policies and procedures that delegate to the Advisor the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-866-264-8783. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the most recent twelve month period ended June 30 are available without charge, upon request, by calling 1-866-264-8783 or by accessing the SEC’s website at http://www.sec.gov.

PORTFOLIO DISCLOSURE INFORMATION (Unaudited)

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file the Schedule of Portfolio Holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-942-8090 (direct) or 1-800-SEC-0330 (general SEC number).

PRIVACY POLICY (UNAUDITED)

The Funds collect non-public information about you from the following sources:

•	information we receive about you on applications or other forms;

•	information you give us orally; and

•	information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as required by law or in response to inquiries from governmental authorities. We also disclose that information to unaffiliated third parties (such as to the investment advisor to the Funds, and to brokers and custodians) only as permitted by law and only as needed for them to assist us in providing services to you. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with nonaffiliated third parties.

Not part of the annual report.

USA Mutuals

USA Mutuals Vice Fund

USA Mutuals Navigator Fund

USA Mutuals/WaveFront Hedged Quantamental Opportunities Fund

Investment Advisor	USA Mutuals Advisors, Inc. Plaza of the Americas 700 North Pearl Street, Suite 900 Dallas, Texas 75201

Legal Counsel	Godfrey & Kahn, S.C. 833 East Michigan Street, Suite 1800 Milwaukee, Wisconsin 53202-5615

Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 342 North Water Street, Suite 830 Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and Fund Administrator	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A. Custody Operations 1555 North RiverCenter Drive, Suite 302 Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC 777 East Wisconsin Avenue, 6th Floor Milwaukee, Wisconsin 53202

Item 2.  Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s President and Treasurer. The Registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. The Registrant’s code of ethics is incorporated herein by reference to its Form N-CSR filed on June 9, 2014.

Item 3.  Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Dr. Michael D. Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4.  Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “All other fees” refer to the aggregate fees billed for products and services provided by the principal accountant other than “Audit fees”, “Audit-related fees” and “Tax fees”. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2018	FYE 3/31/2017
Audit Fees	$53,000	$20,000
Audit-Related Fees	$0	$0
Tax Fees	$9,000	$2,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

1

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2018	FYE 3/31/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2018	FYE 3/31/2017
Registrant	$9,000	$2,500
Registrant’s Investment Adviser	$0	$0

Item 5.  Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6.  Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

2

Item 10.  Submission of Matters to a Vote of Security Holders.

The Registrant’s nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees. The Registrant’s independent trustees serve as its nominating committee.

Item 11.  Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the first fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13.  Exhibits.

(a) (1)	Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Previously filed with the Form N-CSR filed June 9, 2014 and incorporated herein by reference.

(2)	A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	USA Mutuals

By (Signature and Title)	/s/ Michael Loukas
Michael Loukas, President

Date	6/11/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Loukas
Michael Loukas, President

Date	6/11/18

By (Signature and Title)	/s/ Jordan Waldrep
Jordan Waldrep, Treasurer

Date	6/7/18